UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202

(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue
Suite 2200
Milwaukee, WI  53202

(Name and address of agent for service)

(414) 226-4555

(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

SEMIANNUAL REPORT
March 31, 2013

FMI
Focus Fund
(fmiox)

A NO-LOAD
MUTUAL FUND

FMI Focus Fund

Richard J. Whiting   Richard E. Lane, CFA   Aaron J. Garcia, CFA   Faraz Farzam, CFA
Investment Management Team

March 31, 2013

Dear Fellow Shareholders:

For the quarter ended March 31, 2013, the FMI Focus Fund (FMIOX) reported a gain of 14.82% against a gain of 12.39% by the Russell 2000 Index and a gain of 13.21% by the Russell 2000 Growth Index.  For the fiscal year-to-date, FMIOX reported a gain of 20.96% against a gain of 14.48% by the Russell 2000 Index and a gain of 13.72% by the Russell 2000 Growth Index.

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96)
TO 3/31/13 AS COMPARED TO THE RUSSELL 2000(1) AND THE RUSSELL 2000 GROWTH(2)

FMI Focus Fund
$109,979

Russell 2000 (1)
$33,623

Russell 2000 Growth (2)
$23,940
Results From Fund Inception (12/16/96) Through 3/31/13

			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 3/31/13 From
	Last 3 Months	Year Ended 3/31/13	Years Ended 3/31/13	Years Ended 3/31/13	Fund Inception 12/16/96
FMI Focus Fund	14.82%	14.45%	11.92%	12.48%	15.86%
Russell 2000	12.39%	16.30%	8.24%	11.52%	7.73%
Russell 2000 Growth	13.21%	14.52%	9.04%	11.61%	5.51%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
An investment cannot be made directly into an index.
*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Welcome to the Roller Coaster – Rick Lane, CFA

The past several years have been quite hard on investors, particularly in small-cap land.  In recent shareholder letters we have discussed the pattern of the past several years of a strong first half followed by a weak second half.  This pattern was much more pronounced in 2011 but occurred again to a lesser extent in 2012.  In each case, economic data early in the year suggested an impending economic rebound only to be reversed as the year went on.

This has been partially a statistical fluke based on comparisons of the significant contraction in 2009 and partially a stop-start “recovery” that hasn’t gained much traction.  The equity markets essentially mirrored this economic cadence and small capitalization stocks were particularly whipped around.  In our previous letter we postulated that this cycle might be on the verge of changing, that with the uncertainty of the election finally behind us, the economy was poised to break out of its torpor.  With another quarter under our belt, our conviction has increased.  Below we discuss why, incorporating how our portfolio is positioned for what we see ahead.

There are certain segments of the U.S. economy clearly leading the upturn, none more obvious than housing.  On March 26, Case/Schiller reported their closely followed price index of 21 cities was up over 8% year-over-year in January, the strongest price gain since 2006.  Housing starts are approaching one million units on an annual basis, having fallen below 500,000 in the depths of the downturn.  There is actually a shortage of existing homes for sale as investors are scooping up perceived bargains.  First time home buying is the next leg in the chain and seems quite likely given better job growth, enormous pent up demand and record favorable first time buyer economics (reasonable prices and cheap financing).  Traditional economic cycle analysis also shows the commercial real estate building cycle nearly always follows the residential building cycle by 12 to 24 months.  The two cycles touch many parts of the economy and could easily add two to three percentage points to economic growth over the next several years. Our direct housing-related investments include Beacon Roofing Supply Inc. (BECN), Gibraltar Industries Inc. (ROCK), Leggett & Platt Inc. (LEG), Masco Corp. (MAS), MGIC Investment Corp. (MTG), Mobile Mini Inc. (MINI), and Regal-Beloit Corp. (RBC).  Indirect plays include Astec Industries Inc. (ASTE), Brunswick Corp. (BC), Rockwood Holdings Inc. (ROC), and Winnebago Industries Inc. (WGO). Why include a boat builder and an RV manufacturer?  Both are tightly correlated with the housing market because owners/buyers often use home equity loans for financing.  We also should mention Trex Co. Inc. (TREX), the decking manufacturer, was a very strong performer and was sold earlier this year.

Auto sales are benefiting from pent up demand.  For several years prior to the downturn, sales ran at approximately the 16 to 17 million units before plunging to a low of 10 million units in 2009.  This year, we estimate something on the order of 15 million units on its way to perhaps 16 million units or so in 2014 and 2015.  Unfortunately, we have limited investments in the automotive industries – Modine Manufacturing Co. (MOD) and Gentex Corp. (GNTX).  We couldn’t get comfortable with most of the direct plays given European exposure and poor balance sheets but we continue to look!

The United States is also experiencing an energy infrastructure build out based on the enormous shale oil and gas discoveries.  This build out, from the wells themselves to processing plants and pipelines are important in and of themselves, but the knock on effects are driving perhaps even greater economic benefits.  The low cost of natural gas, at around $3.50 to $4.00 per million cubic feet (mcf), compares to as much as $14 per mcf in Europe and more than $16 in Asia, is creating enormous economic advantages for our petro-chemical industry not to mention lower input prices for many other industries. There are multiple large-capital projects in the works from ethylene and fertilizer plants on down the polymer food chain.  Although controversial, we believe gas exports in the form of LNG (liquefied natural gas) may be forthcoming and entail yet more pipelines, processing and liquefaction plants (compressing natural gas into liquid for transportation).  While difficult to quantify, the low cost oil and gas are contributing to the nascent manufacturing renaissance across the board here in the U.S.  Combined with low unit labor cost growth over the past ten years (reminiscent of Germany), manufacturing in our country is staging a significant comeback.  This is quite a swing from the previous cycle of outsourcing and offshoring!  Furthermore, these are higher paying jobs helping to create the virtuous circle of higher income and higher spending across the entire economy.  In our portfolio, Chicago Bridge & Iron Co. N.V. NYS (CBI), Dynamic Materials Corp. (BOOM), Foster Wheeler AG (FWLT), G & K Services Inc. (GK), Patterson-UTI Energy Inc. (PTEN), Rowan Companies PLC (RDC), Terex Corp. (TEX), Unit Corp. (UNT), and Whiting Petroleum Corp. (WLL) all stand to benefit from these trends.

The commercial aerospace market is yet another very strong subsector.  Boeing and Airbus Industries have been rolling out new generations of aircraft to an airline industry with a very old fleet.  Both companies’ extensive backlogs lend excellent visibility to this industry for a handful of years to come. The aftermarket seems to be picking up cyclically as well, so we could see several years of strength in both OE (original equipment) and spare parts.  Our investments here include BE Aerospace Inc. (BEAV), and Hexcel Corp. (HXL).

Finally, temporary help, an age-old reliable harbinger of better times, has been quite robust for some time now.  Temps are typically first hired and first fired and this cycle is proving to have legs as employers struggle with meeting ObamaCare mandates (which kick in once a company employs over 50 workers).  We may end up with a nation of 50 employee firms supplemented by temps.  The current cycle may easily prove to be one of the strongest temporary help cycles ever.  We see temp penetration of the U.S. labor force hitting new highs.  Notwithstanding health care coverage mandates incentivizing the use of temps, many of our own portfolio companies tell us that any further pickup in business will lead to breaking the no hire logjam we have witnessed so far this recovery.  Indeed, recent labor reports have really accelerated and that is encouraging.  Portfolio companies include Kforce Inc. (KFRC), ManpowerGroup (MAN), Robert Half International Inc. (RHI), and TrueBlue Inc. (TBI).

We are clearly feeling better about the U.S. economy while keeping a close eye on European and Chinese developments.  There is no question that the extraordinarily easy money policies employed worldwide have driven interest rates to abnormally low levels and in their wake made equities relatively attractive versus the alternatives.  At some future point, the Fed will likely have to mop up the excess liquidity and allow interest rates to rise.  That day will be a real test for stocks, but it seems unlikely to happen in the near-term.  That said, we are searching for companies that will benefit from rising rates.  We have made several investments here already, including Comerica Inc. (CMA) and Zions Bancorporation (ZION).

We would like to finish the discussion by throwing a note of caution to investors near-term.  While the previous review waxed bullish about the prospects of our portfolio companies, the market has run very hard the past six months (FMIOX is up 20.96%).  At some point a correction is inevitable and that would likely prove a better opportunity to get more equity exposure.  Below we review in detail select portfolio companies.

Fifth & Pacific Companies Inc. (FNP) – Faraz Farzam, CFA

Our Consumer sector investments performed admirably during the first quarter led by a standout 52% quarterly return delivered by Fifth and Pacific Companies Inc. (FNP).  We have written about this investment several times in the past, although under its old name LIZ Claiborne.  Investors are finally recognizing the underlying value of the brand portfolio in Fifth and Pacific, especially the crown jewel, Kate Spade New York.  One of the fastest growing accessible luxury brands in North America, if not globally, in 2012 Kate Spade delivered an eye popping 29% growth in same store sales and  total sales growth of nearly 50%.  It is not just about sales growth either! Although in its infancy, the brand has a very profitable financial profile.

We continue to like the future prospects of Fifth & Pacific.  In March, the company held its first ever investor day specifically for Kate Spade and articulated a cohesive and plausible vision to grow this brand to nearly $2 billion in revenue by 2016.  As we discussed in our December 2011 letter, Fifth & Pacific owns Lucky Brand Jeans and Juicy Couture.  The management team at Fifth & Pacific is committed to maximizing shareholder value.  We would not be surprised if the management team would seek to unlock value by selling either the Juicy Couture or Lucky Brand Jeans line.

Technology – a Mixed Bag – Faraz Farzam, CFA

Broadly speaking, the performance of our technology holdings was mixed.  We had some standout returns in our semiconductor names.  Power Integrations Inc. (POWI) and Cree Inc. (CREE), both delivering nearly 30% returns for the quarter driven by the cyclical recovery that Rick spoke about above.  However, we had very disappointing results in VeriFone Systems Inc. (PAY).  Put simply, we were dead wrong on this holding and have decided to pare our losses.

While we sold Cree in its entirety for a handsome return, we initiated a new position in ON Semiconductor Corp. (ONNN).  ON Semiconductor is an analog chip vendor with good exposure to the recovering automotive sector, but that’s not the reason we are excited about this opportunity.  ON Semiconductor is in the process of a dramatic restructuring and cost cutting initiative, especially in its Japanese facilities, that are poised to dramatically improve the profitability of the company irrespective of macroeconomic conditions.  Due to its attractive automotive exposure, and end market that continues to heal nicely from the depths of the Great Recession, a little help from the topline will mean substantial earnings

3

power that is currently unrecognized in the share price.  ONNN is a free cash flow machine and is using that cash generation to pay down debt and eventually deliver a handsome dividend to shareholders.

Terex Corp. (TEX) – Rick Whiting

We met with the management of Terex (TEX) the day after their analyst presentation in New York and reaffirmed our belief that the company has not only a cyclical wind at its back, but the portfolio of products and the balance sheet discipline to maximize the opportunity.  Terex manufactures a variety of construction and material-handling equipment, but the bulk of their revenue and earnings fall into two buckets, aerial work platforms and cranes.

Aerial work platforms, commercial-grade “cherry pickers,” have performed nicely over the last several quarters as rental houses, contractors and plant managers have refreshed their fleets.  The strength in orders has not yet reflected meaningful growth in the fleet, but rather a refresh cycle.  The demand to date has been predominately for the maintenance and repair of existing structures and does not yet reflect a vibrant increase in participation from residential and commercial construction.  The second major bucket in the TEX portfolio is their crane business.  These cranes include wheel-based road and rough-terrain cranes, tower cranes, crawler (track-based) cranes, and with their recent acquisition of a controlling interest in DeMag, bridge cranes for ports.

There has been a rebound in the housing market, and while not yet a return to the halcyon days of peak housing starts, the pent up demand is profound and has the potential to add to demand for a number of years.  As previously noted, past housing cycles have been followed by a commercial construction cycle with a 12 to 24 month lag.  What we find particularly exciting about a commercial construction cycle is the depth and breadth of industrial projects that may unfold as a result of the United States enjoying a natural gas based competitive advantage in certain segments of industry.  Engineering and Construction companies see some 30 or more chemical and fertilizer plants in the hopper.  While we do not predicate our TEX investment on all of these plants coming to fruition, clearly any part of that build out would be an opportunity for nearly all of the Terex portfolio and most meaningfully the higher margin large crawler cranes.

The company recently estimated that their earnings would reach $5.00 per share in 2015.  There are assumptions in that forecast that would require a rebound in U.S. economic and commercial activity, participation in emerging markets and no further deterioration in European markets.  There is certainly a host of moving parts that the company has no ability to directly control.  However, management has been disciplined.  They have surpassed and increased their estimate of the costs that could be taken out of the business post-DeMag acquisition.  They have reduced debt and interest expense with more room to travel on that road, and have actively reviewed their portfolio of products and markets exiting those that do not offer a competitive advantage.

Mobile Mini Inc. (MINI) – Aaron Garcia, CFA

Mobile Mini is a long-term investment in our portfolio that has enjoyed a strong bout of performance to start 2013.  The company provides mobile storage solutions, such as mobile offices and portable storage, utilizing a proprietary locking mechanism to a variety of end markets.  Mobile Mini rents these containers on a monthly basis.  The business model is extremely attractive with very strong incremental margins on the utilization of its national fleet and very high returns on capital due to the low cost of maintenance on the containers and very modest capital intensity.

The 2008 recession was particularly hard on Mobile Mini due to the drop off in demand in the commercial and residential real estate markets which were strong customers in the previous cycle.  The containers make excellent temporary secure storage for valuable equipment.  Also, the mobile offices are very useful as contractor headquarters.  As we are seeing a pickup in construction demand, we believe Mobile Mini should be poised to increase margins back up to normalized levels through increasing fleet utilization, which is still low.

Mobile Mini has also announced the selection of a new CEO, Erik Olsson, who will be replacing Steven Bunger.  Mr. Bunger announced his retirement in October 2012.  We had been comfortable with Mr. Bunger’s job as CEO, but we are very excited to welcome Mr. Olsson to the team.  We are familiar with Erik Olsson from his tenure as CEO of RSC Holdings Inc.  As investors in RSC, we benefited from Mr. Olsson’s strong shareholder return philosophy and operational excellence.  Mobile Mini is well run, but there have been some execution issues in the national sales force that we believe Mr. Olsson will be quick to address. We also think his industry expertise in the construction rental market will benefit the stakeholders in Mobile Mini.

4

Thank you for continuing to invest in the FMI Focus Fund.

Sincerely,

Richard E. Lane, CFA	Faraz Farzam, CFA	Aaron J. Garcia, CFA	Richard J. Whiting
Investment Management Team

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus.

As of the Fund’s Prospectus dated January 31, 2013, the Fund’s annual operating expense ratio is 1.26%.

For more information about the FMI Focus Fund, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Focus Fund.  Please read the Prospectus or Summary Prospectus carefully before investing.

Securities named in the Letter to Shareholders, but not listed in the Schedule of Investments, are not held in the Fund as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

Risks associated with investing in the Fund are: Stock Market Risk, Small and Medium Capitalization Companies Risks, Value Investing Risk, Leverage Risk, Options Writing and Selling Risk, and Short Sales Risk.  For details regarding these risks, please refer to the Fund’s Prospectus or Summary Prospectus dated January 31, 2013.

Distributed by Rafferty Capital Markets, LLC

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

5

FMI Focus Fund
COST DISCUSSION

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013.

Industry Sectors as of March 31, 2013

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 10/01/12	Value 3/31/13	10/01/12-3/31/13
FMI Focus Fund Actual	$1,000.00	$1,209.60	$7.00
Hypothetical (5% return before expenses)	$1,000.00	$1,018.60	$6.39

*
Expenses are equal to the Fund’s annualized expense ratio 1.27%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2012 and March 31, 2013).

6

FMI Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2013 (Unaudited)

ASSETS:
Investments in securities, at value (cost $525,050,861)	$682,094,385
Cash	37,068,178
Receivable from investments sold	4,404,254
Receivables from shareholders for purchases	1,513,816
Dividends receivable	356,225
Other receivable	226,665
Prepaid expenses	50,819
Total assets	$725,714,342

LIABILITIES:
Payable to brokers for investments purchased	$10,950,913
Payable to adviser for management fees	557,957
Payable to shareholders for redemptions	318,473
Other liabilities	161,090
Total liabilities	11,988,433

NET ASSETS:
Capital Stock, $0.0001 par value; 100,000,000 shares authorized; 20,063,702 shares outstanding	536,510,010
Undistributed net investment loss	(2,702,433)
Net unrealized appreciation on investments	157,043,524
Accumulated net realized gain on investments	22,874,808
Net assets	713,725,909
Total liabilities and net assets	$725,714,342
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($713,725,909 ÷ 20,063,702 shares outstanding)	$35.57

The accompanying notes to financial statements are an integral part of this statement.

7

FMI Focus Fund
SCHEDULE OF INVESTMENTS
March 31, 2013 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 88.3% (a)

COMMERCIAL SERVICES SECTOR — 9.9%
	Advertising/Marketing Services — 3.4%
728,400	Interpublic Group of Cos. Inc.	$3,320,436	$9,491,052
914,722	MDC Partners Inc.	11,927,697	14,791,055
		15,248,133	24,282,107
	Miscellaneous Commercial Services — 1.7%
140,480	Cardtronics Inc.*	1,746,846	3,857,581
174,226	G & K Services Inc.	5,643,151	7,929,025
		7,389,997	11,786,606
	Personnel Services — 4.8%
236,100	Kforce Inc.	3,419,336	3,864,957
122,000	ManpowerGroup	4,717,810	6,919,840
330,411	Robert Half International Inc.	9,030,980	12,400,325
523,920	TrueBlue Inc.*	7,491,957	11,075,669
		24,660,083	34,260,791
CONSUMER DURABLES SECTOR — 3.8%
	Home Furnishings — 0.8%
171,500	Leggett & Platt Inc.	3,924,310	5,793,270
	Recreational Products — 3.0%
261,700	Brunswick Corp.	5,295,517	8,955,374
608,934	Winnebago Industries Inc.*	5,237,877	12,568,398
		10,533,394	21,523,772
CONSUMER NON-DURABLES SECTOR — 2.3%
	Apparel/Footwear — 2.3%
869,728	Fifth & Pacific Cos. Inc.*	6,050,792	16,420,465

CONSUMER SERVICES SECTOR — 2.9%
	Hotels/Resorts/Cruiselines — 1.2%
262,400	Royal Caribbean Cruises Ltd.	5,930,095	8,716,928
	Other Consumer Services — 1.7%
138,700	HomeAway Inc.*	3,318,197	4,507,750
211,100	Sotheby’s	6,267,343	7,897,251
		9,585,540	12,405,001
DISTRIBUTION SERVICES SECTOR — 3.0%
	Electronics Distributors — 1.9%
166,392	Arrow Electronics Inc.*	3,909,361	6,758,843
228,700	ScanSource Inc.*	6,235,934	6,453,914
		10,145,295	13,212,757
	Medical Distributors — 0.3%
63,848	Patterson Cos. Inc.	1,234,668	2,428,778
	Wholesale Distributors — 0.8%
148,037	Beacon Roofing Supply Inc.*	3,127,263	5,723,110

8

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2013 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 88.3% (a) (Continued)

ELECTRONIC TECHNOLOGY SECTOR — 7.8%
	Aerospace & Defense — 3.5%
71,500	BE Aerospace Inc.*	$2,489,766	$4,310,735
709,679	Hexcel Corp.*	11,063,523	20,587,788
		13,553,289	24,898,523
	Computer Communications — 0.7%
56,102	F5 Networks Inc.*	4,840,000	4,997,566
	Electronic Production Equipment — 1.2%
165,900	Lam Research Corp.*	5,904,447	6,878,214
67,600	MKS Instruments Inc.	1,786,208	1,838,720
		7,690,655	8,716,934
	Semiconductors — 1.9%
1,035,900	ON Semiconductor Corp.*	8,178,681	8,577,252
122,311	Power Integrations Inc.	4,166,847	5,309,520
		12,345,528	13,886,772
	Telecommunications Equipment — 0.5%
201,000	Ciena Corp.*	2,829,271	3,218,010

ENERGY MINERALS SECTOR — 1.8%
	Oil & Gas Production — 1.8%
92,253	Unit Corp.*	4,482,398	4,202,124
164,365	Whiting Petroleum Corp.*	7,794,221	8,356,317
		12,276,619	12,558,441
FINANCE SECTOR — 10.8%
	Finance/Rental/Leasing — 2.0%
473,537	Mobile Mini Inc.*	8,722,481	13,936,194
	Insurance Brokers/Services — 0.8%
144,300	Arthur J. Gallagher & Co.	3,957,879	5,961,033
	Life/Health Insurance — 0.6%
66,900	Reinsurance Group of America Inc.	1,818,680	3,991,923
	Major Banks — 0.4%
81,100	Comerica Inc.	2,284,559	2,915,545
	Regional Banks — 5.6%
564,586	Associated Banc-Corp.	8,289,128	8,576,061
199,903	CoBiz Financial Inc.	1,227,759	1,615,216
125,838	Columbia Banking System Inc.	2,399,538	2,765,919
354,800	First Midwest Bancorp Inc.	4,584,369	4,711,744
238,600	Hancock Holding Co.	7,376,284	7,377,512
139,916	Sandy Spring Bancorp Inc.	1,969,988	2,812,312
491,500	Zions Bancorporation	8,871,596	12,282,585
		34,718,662	40,141,349
	Savings Banks — 0.2%
53,700	MB Financial Inc.	1,108,202	1,297,929
	Specialty Insurance — 1.2%
1,731,525	MGIC Investment Corp.*	6,292,582	8,571,049

9

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2013 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 88.3% (a) (Continued)

HEALTH SERVICES SECTOR — 7.5%
	Health Industry Services — 7.0%
404,901	HealthSouth Corp.*	$6,466,692	$10,677,239
912,200	MedAssets Inc.*	11,956,612	17,559,850
265,000	Omnicare Inc.	9,422,517	10,790,800
272,784	PAREXEL International Corp.*	6,253,910	10,777,696
		34,099,731	49,805,585
	Medical/Nursing Services — 0.5%
152,600	VCA Antech Inc.*	3,103,991	3,584,574

HEALTH TECHNOLOGY SECTOR — 3.0%
	Biotechnology — 1.2%
372,060	Meridian Bioscience Inc.	6,492,053	8,490,409
	Medical Specialties — 1.8%
214,800	Align Technology Inc.*	6,576,552	7,197,948
527,857	NxStage Medical Inc.*	5,988,583	5,954,227
		12,565,135	13,152,175
INDUSTRIAL SERVICES SECTOR — 4.8%
	Contract Drilling — 1.9%
295,400	Patterson-UTI Energy Inc.	4,695,501	7,042,336
178,600	Rowan Companies PLC*	4,707,521	6,315,296
		9,403,022	13,357,632
	Engineering & Construction — 2.9%
242,900	Chicago Bridge & Iron Co. N.V. NYS	5,846,071	15,084,090
260,109	Foster Wheeler AG*	6,057,720	5,943,491
		11,903,791	21,027,581
PROCESS INDUSTRIES SECTOR — 4.7%
	Chemicals: Major Diversified — 1.5%
244,550	Celanese Corp.	8,379,602	10,772,427
	Chemicals: Specialty — 1.0%
111,068	Rockwood Holdings Inc.	6,041,468	7,268,290
	Containers/Packaging — 0.9%
274,800	Sealed Air Corp.	4,707,921	6,625,428
	Industrial Specialties — 1.3%
223,172	Polypore International Inc.*	8,412,433	8,967,051

PRODUCER MANUFACTURING SECTOR — 17.2%
	Auto Parts: OEM — 2.0%
441,900	Gentex Corp.	8,069,447	8,842,419
610,474	Modine Manufacturing Co.*	7,507,649	5,555,313
		15,577,096	14,397,732
	Building Products — 1.3%
468,400	Masco Corp.	8,061,224	9,485,100

10

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2013 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 88.3% (a) (Continued)

PRODUCER MANUFACTURING SECTOR — 17.2% (Continued)
	Electrical Products — 2.8%
312,450	Greatbatch Inc.*	$6,964,797	$9,332,881
453,344	Molex Inc. — Cl A	7,788,644	10,934,657
		14,753,441	20,267,538
	Industrial Conglomerates — 1.4%
128,477	SPX Corp.	7,926,580	10,144,544
	Industrial Machinery — 2.8%
291,800	Kennametal Inc.	11,489,759	11,391,872
103,300	Regal-Beloit Corp.	6,950,874	8,425,148
		18,440,633	19,817,020
	Metal Fabrication — 1.7%
394,894	Dynamic Materials Corp.	7,207,296	6,871,156
285,299	Gibraltar Industries Inc.*	4,451,652	5,206,707
		11,658,948	12,077,863
	Miscellaneous Manufacturing — 1.9%
242,700	Crane Co.	9,635,466	13,557,222
	Trucks/Construction/Farm Machinery — 3.3%
98,824	Astec Industries Inc.	3,204,919	3,451,922
211,008	Columbus McKinnon Corp.*	3,674,697	4,061,904
388,018	Douglas Dynamics Inc.	5,216,606	5,362,409
131,600	Terex Corp.*	3,072,528	4,529,672
249,500	Twin Disc Inc.	6,075,555	6,257,460
		21,244,305	23,663,367
RETAIL TRADE SECTOR — 1.0%
	Apparel/Footwear Retail — 1.0%
192,873	Urban Outfitters Inc.*	5,400,355	7,471,900

TECHNOLOGY SERVICES SECTOR — 5.8%
	Data Processing Services — 1.0%
136,800	Global Payments Inc.	5,993,025	6,793,488
	Internet Software/Services — 1.0%
155,314	LogMeIn Inc.*	5,011,655	2,985,135
61,000	OpenTable Inc.*	2,520,186	3,841,780
		7,531,841	6,826,915
	Packaged Software — 3.8%
121,302	Aspen Technology Inc.*	2,459,050	3,916,842
246,300	Informatica Corp.*	6,885,825	8,489,961
476,119	PTC Inc.*	6,766,181	12,136,273
125,800	TIBCO Software Inc.*	2,529,788	2,543,676
		18,640,844	27,086,752

11

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2013 (Unaudited)

Shares or Principal Amount		Cost	Value

COMMON STOCKS — 88.3% (a) (Continued)

TRANSPORTATION SECTOR — 2.0%
	Air Freight/Couriers — 1.7%
119,000	Con-way Inc.	$3,173,960	$4,189,990
543,000	UTI Worldwide Inc.	8,054,938	7,862,640
		11,228,898	12,052,630
	Trucking — 0.3%
125,650	Swift Transportation Co.*	1,606,489	1,781,717
	Total common stocks	473,076,269	630,119,793

SHORT-TERM INVESTMENTS — 7.3% (a)
	Commercial Paper — 6.3%
$20,000,000	Abbey National North America LLC, 0.20%, due 04/01/13	20,000,000	20,000,000
25,000,000	Abbey National North America LLC, 0.18%, due 04/08/13	24,999,125	24,999,125
	Total commercial paper	44,999,125	44,999,125
	Variable Rate Demand Note — 1.0%
6,975,467	U.S. Bank, N.A., 0.00%	6,975,467	6,975,467
	Total short-term investments	51,974,592	51,974,592
	Total investments — 95.6%	$525,050,861	682,094,385

	Other assets, less liabilities — 4.4% (a)		31,631,524
	TOTAL NET ASSETS — 100.0%		$713,725,909

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
NYS – New York Registered Shares
PLC – Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

12

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending March 31, 2013 (Unaudited)

INCOME:
Dividends	$2,773,703
Interest	8,944
Total income	2,782,647

EXPENSES:
Management fees	3,153,194
Transfer agent fees	476,965
Administration and accounting services	199,545
Printing and postage expense	64,637
Professional fees	21,874
Registration fees	19,996
Board of Directors fees	18,948
Custodian fees	18,526
Other expenses	23,442
Total expenses	3,997,127

NET INVESTMENT LOSS	(1,214,480)

NET REALIZED GAIN ON INVESTMENTS	32,367,349
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	89,774,784
NET GAIN ON INVESTMENTS	122,142,133

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$120,927,653

The accompanying notes to financial statements are an integral part of this statement.

13

FMI Focus Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2013 (Unaudited) and For the Year Ended September 30, 2012

	2013	2012
OPERATIONS:
Net investment loss	$(1,214,480)	$(1,869,768)
Net realized gain on investments	32,367,349	19,447,084
Net increase in unrealized appreciation on investments	89,774,784	84,926,743
Net increase in net assets from operations	120,927,653	102,504,059

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains ($0.847 and $1.199 per share, respectively)	(16,810,686)	(20,612,169)

FUND SHARE ACTIVITIES:
Proceeds from shares issued (2,666,611 and 7,242,183 shares, respectively)	86,453,402	216,329,245
Net asset value of shares issued in distributions reinvested
(555,062 and 704,646 shares, respectively)	16,262,495	20,068,950
Cost of shares redeemed (3,599,510 and 4,536,577 shares, respectively)	(111,647,672)	(134,681,768)
Net (decrease) increase in net assets derived from Fund share activities	(8,931,775)	101,716,427
TOTAL INCREASE	95,185,192	183,608,317
NET ASSETS AT THE BEGINNING OF THE PERIOD	618,540,717	434,932,400
NET ASSETS AT THE END OF THE PERIOD (Includes undistributed
net investment loss of ($2,702,433) and ($1,487,953), respectively)	$713,725,909	$618,540,717

The accompanying notes to financial statements are an integral part of these statements.

14

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six Month
	Period Ending
	March 31,		Years Ended September 30,
	2013		2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$30.26		$25.54	$26.37	$22.72	$28.34	$34.83
Income from investment operations:
Net investment (losses) income	(0.06)		(0.10)	(0.15)	(0.11)	0.02	(0.11)
Net realized and unrealized
gains (losses) on investments	6.22		6.02	(0.68)	3.79	(0.65)	(3.98)
Total from investment operations	6.16		5.92	(0.83)	3.68	(0.63)	(4.09)
Less distributions:
Distributions from net investment income	—		—	—	(0.03)	—	—
Distributions from net realized gains	(0.85)		(1.20)	—	—	(4.99)	(2.40)
Total from distributions	(0.85)		(1.20)	—	(0.03)	(4.99)	(2.40)
Net asset value, end of period	$35.57		$30.26	$25.54	$26.37	$22.72	$28.34

TOTAL RETURN	20.96	%*	23.48%	(3.15%)	16.21%	3.52%	(12.58%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	713,726		618,541	434,932	424,027	403,999	593,176
Ratio of expenses to average net assets	1.27	%**	1.26%	1.26%	1.30%	1.40%	1.53%
Ratio of net investment (loss) income
to average net assets	(0.39	%)**	(0.34%)	(0.48%)	(0.47%)	0.12%	(0.37%)
Portfolio turnover rate	40%		55%	78%	59%	58%	72%

*	Not annualized.
**	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

15

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Focus Fund (the “Fund”), a series of FMI Funds, Inc. (the “Company”) which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996. The assets and liabilities of each Fund in the Company are segregated as a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The investment objective of the Fund is to seek capital appreciation principally through investing in common stock.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price or if no sale is reported, at the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. Options purchased or written by the Fund are valued at the average of the current bid and asked prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser or the sub-adviser in accordance with procedures approved by the Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of March 31, 2013 there were no securities that were internally fair valued. Variable rate demand notes are recorded at par value which approximates market value. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

The Fund applies the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund's investments as of March 31, 2013, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1 — Common Stocks	$630,119,793
Level 2 — Short-Term Commercial Paper	44,999,125
Short-Term Variable Rate Demand Note	6,975,467
Total Level 2	51,974,592
Level 3 —	—
Total	$682,094,385

It is the Fund’s policy to recognize transfers between levels at the end of the quarterly reporting period. There were no transfers between levels during the period ending March 31, 2013.

See the Schedule of Investments for investments detailed by industry classification.

16

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2013 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2013, open Federal tax years include the tax years ended September 30, 2009 through 2012. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts. During the fiscal year ended September 30, 2012, the reclassifications were as follows:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain/(Loss)	Paid In Capital
$381,815	$—	$(381,815)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the current agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.00% of the daily net assets. The Fund is responsible for paying its proportionate share of the compensation, benefits and expenses of its Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Fund.

FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, with whom a certain director of the Fund is affiliated, to assist it in the day-to-day management of the Fund. Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund. FMI pays Broadview Advisors, LLC 0.85% of the first $500 million of the average daily net assets of the Fund and 0.80% of the Fund’s average daily net assets in excess of $500 million.

Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the six month period ended March 31, 2013.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the six month period ending March 31, 2013, no such expenses were incurred.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At March 31, 2013, one financial intermediary is the record owner of approximately 36% of the Fund’s shares.

17

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2013 (Unaudited)

(3)	Credit Agreement —

U.S. Bank, N.A. has made available to the Fund a $66,000,000 credit facility pursuant to a Credit Agreement (“Agreement”) effective November 18, 2002 for the purpose of having cash available to satisfy redemption requests and to purchase portfolio securities. Principal and interest of such loan under the Agreement are due not more than 20 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by the Fund. During the six month period ending March 31, 2013, the Fund did not borrow against the Agreement. The Credit Agreement is renewable annually on June 5.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions —

For the six month period ending March 31, 2013, purchases and proceeds of sales of investment securities (excluding short-term investments) were $221,550,833 and $220,425,193, respectively.

(6)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2012:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$537,613,919	$88,208,343	$(28,635,492)	$59,572,851	$—	$15,014,034

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Capital losses incurred in taxable years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Post-enactment losses must be utilized prior to pre-enactment losses. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The RIC Act now allows RICs to elect to “push” to the first day of the next taxable year all or part of any late year ordinary loss, which is defined as the sum of the specified post-October losses and other post-December ordinary losses, over the specified post-October gains and other post-December ordinary gains. This reduces the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The tax components of dividends paid during the years ended September 30, 2012 and 2011, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, tax basis post-October losses as of September 30, 2012,  which are not recognized for tax purposes until the first day of the following fiscal year, and late year ordinary losses are:

September 30, 2012					September 30, 2011
Ordinary	Long-Term	Capital		Late	Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Year	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Losses	Distributions	Distributions
$—	$20,612,169	$—	$—	$(1,487,953)	$—	$—

Since there were no ordinary distributions paid for the Fund for the year ended September 30, 2012, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (Unaudited).

18

FMI Focus Fund
ADVISORY AGREEMENT

On December 21, 2012, the Board of Directors of FMI Funds, Inc. (“Directors”) approved the continuation of the FMI Focus Fund’s investment advisory agreement with Fiduciary Management, Inc. (“FMI”) and its sub-advisory agreement with Broadview Advisors, LLC (“Broadview”).  Prior to approving the continuation of the agreements, the Directors considered:

•the nature, extent and quality of the services provided by FMI and Broadview
•the investment performance of the Fund
•the cost of the services to be provided and profits to be realized by FMI and Broadview from their relationship with the Fund
•the extent to which economies of scale would be realized as the Fund grew and whether fee levels reflect any economies of scale
•the expense ratio of the Fund
•the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by FMI and Broadview, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by FMI and Broadview to the Fund.  The Directors concluded that FMI and Broadview were providing essential services to the Fund.  In particular, the Directors concluded that FMI and Broadview were preparing reports to shareholders in addition to those required by law, and were providing services to the Fund that were in addition to the services investment advisers typically provided to non-mutual fund clients.

The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report that concluded that the profits FMI realized with respect to the Fund expressed as a percentage of pre-tax revenues were generally comparable to that of publicly traded investment advisers.  The Directors also reviewed reports comparing the Fund’s expense ratio and advisory fee paid by the Fund to those of other comparable mutual funds and concluded that the advisory fee paid by the Fund and the Fund’s expense ratio were within the range of comparable mutual funds.  The Directors noted that the investment advisory fee was not adjusted if the Fund grew, but did not consider that factor to be significant because of the other factors considered.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Fund were conducted, including the use of soft dollars.  Based on these reports, the Directors concluded that the research obtained by Broadview was beneficial to the Fund and that Broadview was executing the Fund’s portfolio transactions in a manner designed to obtain best execution for the Fund.

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

19

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
330 East Kilbourn Avenue, Suite 1475
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN	DISTRIBUTOR
U.S. BANK, N.A.	RAFFERTY CAPITAL
MARKETS, LLC

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL
FOLEY & LARDNER LLP

SEMIANNUAL REPORT
March 31, 2013

FMI Large Cap Fund
(FMIHX)

FMI Common Stock Fund
(FMIMX)

FMI International Fund
(FMIJX)

FMI Funds

Advised by Fiduciary Management, Inc.

www.fmifunds.com

FMI Funds
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	3
Schedule of Investments	8
Industry Sectors	9

FMI Common Stock Fund
Shareholder Letter	10
Schedule of Investments	15
Industry Sectors	16

FMI International Fund
Shareholder Letter	17
Schedule of Investments	23
Industry Sectors	25

Financial Statements
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	29
Notes to Financial Statements	32

Additional Information	36
Cost Discussion	37
Advisory Agreements	38
Disclosure Information	38

FMI
Large Cap
Fund

March 31, 2013

Dear Fellow Shareholders:

The FMI Large Cap Fund (FMIHX) gained 11.40%(1) in the quarter ending March 31, 2013.  This compared to the benchmark Standard & Poor’s 500 Index return of 10.61%(2). Both the S&P 500 and the Fund benefitted from expanding multiples as fundamental sales and earnings growth remained in the low to mid-single-digit range.  Sectors that contributed meaningfully to FMIHX returns included Electronic Technology, Finance, and Commercial Services.  Finance was a significant relative detractor for the Fund last year as many lower quality financial stocks that had collapsed in 2008 and early 2009 continued to rebound (with a big assist from the Fed).  We are hopeful that the better recent performance from this sector is a harbinger of what is to come.  Comerica and Willis performed nicely in the March quarter, as did Berkshire Hathaway, 3M and Omnicom.  On the flip side, Transportation, Health Technology and Energy Minerals had negative relative performance.  Expeditors International, GlaxoSmithKline and Devon all lagged their respective sectors and the market.  Near-term concerns about China and world economic growth are affecting Expeditors; Glaxo is suffering from ongoing negative European pricing trends; and Devon faces the near-term taint of being levered to natural gas, which is currently priced very low.  We remain optimistic about the long-term prospects for Expeditors and Devon.  Glaxo is a more complicated case where the stock is cheap but the growing uncertainties around paying for health care worldwide and the continuing lack of productivity in drug research is causing us to tread cautiously.  Overall, we contend the FMI Large Cap Fund contains many good businesses.  Relative to the benchmark, valuations are attractive but are somewhat above average from an absolute standpoint.  As mentioned in the December letter (and the same situation applies today), overall market valuations are elevated from a historical perspective.

Some have questioned why we are not jumping on the stock market bandwagon.  After all, housing is rebounding, employment is steady if not growing ever so slightly, corporate cash and cash flows are high, earnings yields are much greater than bond yields, and the public appears to be coming back to the market.  Taking the first two together, housing is indeed continuing to bounce off of a very depressed bottom.  Unusually low mortgage rates and FHA insurance (future bailout to follow) are assisting the housing market.  Housing-related stocks have been huge winners over the past few years and seem to be discounting an environment that is much stronger than we envision.  Over ten million households continue to owe more than their homes are worth.  Shadow inventory remains high.  A sustained improvement in housing will likely require stronger economic growth and better employment.  Three things can drive economic growth: more people working, people working more hours, and more capital deployed.  On the first item there has been a little progress, but as the nearby chart shows, declining labor participation is offsetting this improvement; on the second item, hours worked have been flat to down; and on the third item, fixed business investment orders have been falling, as articulated in our December letter.  Gross domestic product (GDP) growth remains anemic in the 0-2% range.

Corporate cash and cash flow has been solid.  A large portion of the cash is overseas and will incur a 35% tax upon repatriation.  Unless tax laws change, these monies are unlikely to see our shores.  Part of the cash flow dynamic reflects caution about spending on capital and people, as well as the desire for managements to continue to squeeze their cost structures as tightly as possible.  This has enabled margins and earnings to remain near peak levels but this strategy cannot stay effective over the long run.  Without increased capital, research and development (R&D) and people investment, sales and earnings growth degrades.  In fact, sales growth and margins for the market (companies within the benchmark) peaked over a year ago.  Health care mandates and higher tax rates have induced further caution in the executive and entrepreneurial ranks.

(1)	The Fund’s 1-year and annualized 5-year and 10-year returns through March 31, 2013 were: 15.20%, 7.73% and 11.15%, respectively.
(2)	The S&P 500 Index, benchmark for FMIHX 1-year and annualized 5-year and 10-year returns through March 31, 2013 were: 13.96%, 5.81% and 8.53%, respectively.

The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.  An investment cannot be made directly into an Index.

Many stock market prognosticators wax endlessly about the fact that the earnings yield (earnings per share divided by the stock price) is higher than the bond yield (10 Year Treasuries), with the implication that this means stocks are cheap.  Comparing a fully priced asset (stocks) to a wildly overvalued asset (bonds) does not make stocks any cheaper.  The Leuthold Group recently analyzed this phenomenon and determined that only when 10 Year Treasury yields are higher than 6%, when they pose true competition to stocks, is there even a relationship between these two yields.  Eighty percent of the time there is no correlation between these ratios and they don’t seem to influence one another at all.  Their conclusion: bond yields today are simply too low to matter.

Finally, we are left with the notion that positive equity fund flows will drive stock market performance.  The excitement around this phenomenon seems to be related to the fact that equity mutual fund flows recently turned positive after a multi-year period of being negative.  What is missing in this analysis is the role of Exchange Traded Funds (ETFs).  The following chart measures fund flows broadly (equity mutual funds and equity ETFs together) along with equity returns.  There are no clear discernible trends in this data; if anything, fund flows seem more apt to follow rather than lead equity returns.  This notion is supported by various studies showing the public’s actual long-term equity returns are only 30-40% of mutual fund returns, proving that they are terrible market timers.  It is hard for us to get excited about the continuation of a bull market that has already outlasted the duration (48 months versus 43 months) and magnitude (153% vs. 83%) of the median of fifteen bull markets since 1929.

Equity Market Returns and Fund Flows

20 Years Ending 2012

25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
250
200
150
100
50
0
-50
-100
-150
-200
-250
93
94
95
96
97
98
99
00
01
02
03
04
05
06
07
08
09
10
11
12

	20 Years Ending 2012		During Bull Markets		During Bear Markets	
	S&P 500	Flows	S&P 500	Flows	S&P 500	Flows
Positive Quarters	55 (69.0%)	76 (95.0%)	52 (81.2%)	62 (96.9%)	3 (18.8%)	14 (87.5%)
Negative Quarters	25 (31.0%)	4 (5.0%)	12 (18.8%)	2 (3.1%)	13 (81.2%)	2 (12.5%)
Both Positive	54 (67.5%)		51 (79.7%)		3 (18.8%)	
Both Negative	3 (3.8%)		1 (1.6%)		2 (12.5%)	
Total Quarters	80		64		16	

- Standard & Poor's 500 Stock Index (Total Return, Scale Left)
- Net Flows, Mutual Funds and Exchange-Traded Funds (Equity, Billions of USD, Scale Right)

All data is quarterly.• Shaded areas represent Bear Markets.

Sources: Standard & Poor's Corporation; Federal Reserve Board; *Copyright © 2013 Crandall, Pierce & Company • All rights reserved.*

The information presented herein was compiled from sources believed to be reliable. It is intended for illustrative purposes only, and is furnished without responsibility for completeness or accuracy. Past performance does not guarantee future results.
This illustration is subject to the terms & conditions at www.crandallpierce.com/usage.pdf. Under no circumstances may this illustration be copied, reproduced or redistributed in whole or in part including the data contained herein, without prior written permission.

Investors always have to weigh the competing forces of fundamentals and valuation.  Are there positives in the current environment?  Of course; we articulated several of these in the December letter.  Do we believe in stocks for the long run?  Absolutely!  Yet stocks are up over ten percent this quarter without much progress on the fundamentals, and valuations are extended.  Economic growth and employment are relatively stagnant.  The big problems – deficit spending, entitlements, debt, Eurozone, monetary debasement — are not going away.  Investors appear to be putting an undue amount of faith in central bankers.  Even if one believed money printing was a legitimate approach to “jump starting” the economy, how many times do you pull the crank before deciding that a new battery is needed?  We’ve been at this for over four years.  Perhaps more importantly, how do the Federal Reserve, the European Central Bank and the Bank of Japan undo what they’ve done?  How do the leaders have so much confidence in ivory tower theories — the same ones that did not anticipate the housing or banking debacles — such that they can risk currency wars, misaligned investments, and inflation?

We continue to believe that despite the headwinds, stocks remain the best place to put long-term money.  We are gratified that the Fund is mostly keeping up in this bull market that unfortunately seems to have a lot of air underneath it.  We think the stocks we own will hold up better than most when trouble returns, but there are no guarantees.  Bonds look vulnerable: ground-hugging yields and no inflation protection.  Timber and agricultural land have had spectacular moves and now have low yields.  Gold has no yield.  Industrial and other precious metals look expensive.  Much of the real estate world suffers with low cap rates.  Art, particularly the contemporary variety, is very high.  So, as always, we put our collective heads down and try to find good businesses at reasonable prices.  Here are two stocks from the portfolio that we feel fit that bill.

3M Company (MMM)
(Analyst: Karl Poehls)
Description

3M Company, formerly known as Minnesota Mining and Manufacturing Company, operates a diversified set of industrial companies worldwide. 3M’s operations are divided into five business units: Industrial (33% of 2012 sales), Health Care (17%), Consumer (14%), Safety & Graphics (18%), and Electronics & Energy (18%). 3M is truly a global leader with approximately two-thirds of revenues generated outside the U.S.

Good Business

•	In 2012, 3M generated $30 billion in revenues, and greater than 60% of the total was through the sale of consumable products.

•	The company is widely regarded as an innovation leader with its world-class R&D platform. In 2012, 3M ranked #3 on Booz & Company’s list of most innovative companies, behind Apple and Google.

•
Over the past 10 years, 3M has consistently earned returns above its cost of capital. For the trailing 5-year and 10-year periods, the company’s return on invested capital has averaged 19% and 22%, respectively.

•	3M generates a significant amount of excess free cash flow. Over the past three years, the company has returned ~$10 billion of cash to shareholders via dividends and share buybacks.

•	The company has a strong balance sheet with virtually zero net debt. 3M’s long-term debt is rated AA- at S&P and Aa2 at Moody’s.

Valuation

•	The company’s current enterprise value-to-sales multiple is 2.3 times. This compares to 3M’s trailing 5-year average operating margin of 21.3%.

•	3M’s enterprise value-to-sales multiple is 15% below its trailing 10-year average of 2.7 times.

•	Since 1989, 3M’s price-to-earnings (P/E) multiple has averaged 18.9 times. This compares to the company’s current P/E multiple of 15.3 times.

Management

•	In early 2012, Inge Thulin was named CEO of 3M and succeeded George Buckley. Mr. Thulin joined the company in 1979 and had previously served as head of the International operations.

•	Over the past three years, management has allocated capital efficiently and returned approximately 90% of free cash flow to shareholders in the form of dividends and share buybacks.

•	Executive compensation is closely linked to economic profit growth and organic sales growth.

Investment Thesis

3M is a leading global industrial franchise with a strong mix of consumable products. Slowing growth in Europe and Asia, as well as concerns over the U.S. budget sequester, are weighing on the top-line growth of major industrial companies. Further, the sluggish growth in the technology industry is pressuring 3M’s electronics revenue. This presents us with the opportunity to invest in a very strong global franchise at a historically low valuation level.

PACCAR Inc. (PCAR)
(Analyst: Dan Sievers)
Description

PACCAR (PCAR) is a highly efficient manufacturer and distributor of premium quality medium and heavy duty commercial trucks and related aftermarket parts. Its financial services company financed or leased 31% of the 140,400 trucks delivered in 2012. In 2012, the United States accounted for 44% of truck deliveries, and the U.S. and Canada together represented 57% of revenues. Europe contributed 24.5% of revenues; and Mexico, South America, Australia, and other geographies contributed 18.5% of revenues. The company controls three coveted brands in Kenworth (North America, South America, Australia), DAF (Europe, Mexico, South America, Australia), and Peterbilt (U.S. & Canada only), each supported by strong dealer networks. In 2012, PCAR’s share of the heavy duty U.S. & Canada market and the Western & Central European market was 28.9% and 16.0% respectively (both record levels).

Good Business

•	Trucking is a necessary business and market level replacement demand is estimable.

•
PCAR has been a long-term organic share gainer in every one of its markets, aided by a strong R&D culture, rapid new product development, and the most profitable and well-capitalized dealer network. Through recent investments, the company is expanding into Russia, Brazil, and greater South America.

•	Increasing truck sophistication raises revenue per truck, naturally lifts the aftermarket, and provides PCAR with opportunities to add proprietary content (producing further aftermarket lift).

•
Aftermarket parts sales have compounded at 10% over the past 10 years with low sales and gross margin volatility. Parts contributed 40-108% of truck segment gross profit from 2007-2011 (5-year period).

•
In North America, the truck manufacturing business is highly consolidated (4 main players). It requires few plants, little inventory (3- to 5-month lead times), and often generates negative working capital (cash in before delivery). As such, PCAR’s truck manufacturing return on invested capital (ROIC) is north of 20%.

•	PCAR’s self-funding financial services arm has a stellar track record of low-losses and solid returns.

Valuation

•
PCAR shares sell for 24% less than their 2007 high, though the S&P 500 has surpassed its high from the same period.  The company trades at a reasonable 16 times trailing P/E multiple, though its 2012 truck gross margin remains 36% below the 2004-2007 (4-year period) average, as truck volumes remain at or below replacement demand in its main markets.

•	PCAR trades at a discount to its 10-year average price to tangible book and enterprise value (EV) to sales multiples.

Management

•
Mark Pigott (age 58), great grandson of founder William Pigott, has been Chairman and CEO since 1997, a PCAR employee for 32 years, and personally owns over $250 million in PCAR stock. The Pigott family holds two board seats and about 30% of the shares (between 36 family members).

•	Growth has been organic since the 1996 DAF acquisition in Europe.

•	PCAR pays regular and special dividends (50% average payout ratio) and has reduced the share count through opportunistic buybacks.

•	Executive compensation is tied to returns on capital.

Investment Thesis

PCAR is a high-quality, high-return manufacturing business that utilizes and develops industry-leading technology. PCAR’s management team has an excellent track record and continues to win market share and expand globally in a prudent way. The truck industry is cyclical and is currently producing units somewhat below the replacement level of demand across PCAR’s main markets. Given truck volumes and truck gross margins that are far from peak levels, we believe that PCAR is attractively priced below its average 10-year price to tangible book and EV to sales multiples.

Thank you for your confidence in the FMI Large Cap Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
March 31, 2013 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 93.4% (a)

COMMERCIAL SERVICES SECTOR — 6.5%
	Advertising/Marketing
	Services — 3.9%
4,788,000	Omnicom
	Group Inc.	$218,697,298	$282,013,200
	Miscellaneous Commercial
	Services — 2.6%
4,208,000	Cintas Corp.	116,881,902	185,699,040

CONSUMER NON-DURABLES SECTOR — 8.2%
	Food: Major
	Diversified — 5.7%
14,225,000	Danone
	S.A. - SP-ADR	192,894,496	199,576,750
2,921,000	Nestlé
	S.A. - SP-ADR	133,781,245	211,684,870
		326,675,741	411,261,620
	Household/Personal
	Care — 2.5%
1,855,000	Kimberly-Clark
	Corp.	111,334,017	181,752,900

CONSUMER SERVICES SECTOR — 3.3%
	Media Conglomerates — 3.3%
4,090,700	Time Warner Inc.	115,891,986	235,706,134

DISTRIBUTION SERVICES SECTOR — 7.0%
	Food Distributors — 4.0%
8,262,100	Sysco Corp.	229,863,313	290,578,057
	Medical Distributors — 3.0%
4,196,000	AmerisourceBergen
	Corp.	122,884,492	215,884,200

ELECTRONIC TECHNOLOGY SECTOR — 4.3%
	Electronic Components — 4.3%
7,326,000	TE Connectivity Ltd.	197,410,912	307,179,180

ENERGY MINERALS SECTOR — 3.4%
	Oil & Gas Production — 3.4%
4,320,000	Devon Energy Corp.	275,601,136	243,734,400

FINANCE SECTOR — 13.6%
	Financial Conglomerates — 3.1%
3,303,000	American
	Express Co.	120,045,248	222,820,380
	Insurance Brokers/Services — 2.0%
3,609,400	Willis Group
	Holdings PLC	137,409,444	142,535,206
	Major Banks — 8.5%
13,500,000	Bank of New York
	Mellon Corp.	348,544,628	377,865,000
6,610,000	Comerica Inc.	201,481,212	237,629,500
		550,025,840	615,494,500
HEALTH TECHNOLOGY SECTOR — 6.7%
	Medical Specialties — 3.8%
4,079,000	Covidien PLC	191,739,030	276,719,360
	Pharmaceuticals: Major — 2.9%
4,458,000	GlaxoSmithKline
	PLC - SP-ADR	193,185,051	209,124,780

INDUSTRIAL SERVICES SECTOR — 3.0%
	Oilfield Services/Equipment — 3.0%
2,890,000	Schlumberger Ltd.	184,323,009	216,432,100

PROCESS INDUSTRIES SECTOR — 2.3%
	Chemicals: Agricultural — 2.3%
1,577,550	Monsanto Co.	94,402,548	166,636,607

PRODUCER MANUFACTURING SECTOR — 19.2%
	Industrial Conglomerates — 13.4%
3,660,000	3M Co.	283,403,903	389,094,600
3,640,000	Berkshire Hathaway
	Inc. — Cl B*	264,916,749	379,288,000
3,615,000	Ingersoll-Rand PLC	155,985,518	198,861,150
		704,306,170	967,243,750
	Industrial Machinery — 3.6%
4,275,000	Illinois Tool
	Works Inc.	213,555,494	260,518,500
	Trucks/Construction/Farm
	Machinery — 2.2%
3,060,000	PACCAR Inc.	124,301,868	154,713,600

RETAIL TRADE SECTOR — 3.5%
	Discount Stores — 3.5%
3,327,000	Wal-Mart
	Stores Inc.	169,116,849	248,959,410

TECHNOLOGY SERVICES SECTOR — 10.0%
	Data Processing Services — 2.8%
3,106,000	Automatic Data
	Processing Inc.	130,171,113	201,952,120
	Information Technology
	Services — 4.9%
4,643,000	Accenture PLC	212,895,022	352,728,710
	Packaged Software — 2.3%
5,818,000	Microsoft Corp.	163,583,765	166,452,980

TRANSPORTATION SECTOR — 2.4%
	Air Freight/Couriers — 2.4%
4,935,000	Expeditors
	International of
	Washington Inc.	186,888,816	176,228,850
	Total common stocks	5,091,190,064	6,732,369,584

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2013 (Unaudited)

Principal Amount		Cost	Value

SHORT-TERM INVESTMENTS — 6.0% (a)

	U.S. Treasury Securities — 5.5%
$100,000,000	U.S. Treasury Bills,
	0.0075%,
	due 04/04/13	$99,999,937	$99,999,937
100,000,000	U.S. Treasury Bills,
	0.0250%,
	due 04/11/13	99,999,305	99,999,305
100,000,000	U.S. Treasury Bills,
	0.0550%,
	due 04/18/13	99,997,403	99,997,403
100,000,000	U.S. Treasury Bills,
	0.0600%,
	due 04/25/13	99,996,000	99,996,000
	Total U.S.
	Treasury Securities	399,992,645	399,992,645

	Commercial Paper — 0.5%
35,500,000	U.S. Bank, N.A., 0.02%,
	due 04/01/13	35,500,000	35,500,000
	Total short-term
	investments	435,492,645	435,492,645
	Total investments
	— 99.4%	$5,526,682,709	7,167,862,229
	Other assets,
	less liabilities
	— 0.6% (a)		42,649,450
	TOTAL NET
	ASSETS — 100.0%		$7,210,511,679

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of March 31, 2013 (Unaudited)

FMI
Common Stock
Fund

March 31, 2013

Dear Fellow Shareholders:

The FMI Common Stock Fund (FMIMX) gained 10.20%(1) in the quarter ending March 31, 2013.  This compared to the benchmark Russell 2000 Index return of 12.39%(2). Both the Russell 2000 and the FMI Common Stock Fund benefitted from expanding multiples as fundamental sales and earnings growth remained in the low to mid-single-digit range.  Sectors that contributed meaningfully to FMIMX returns included Energy Minerals, Finance, and Electronic Technology.  Finance was a significant relative detractor for the Fund last year as many lower quality financial stocks that had collapsed in 2008 and early 2009 continued to rebound (with a big assist from the Fed).  We are hopeful that the better recent performance from this sector is a harbinger of what is to come.  Protective Life and Ryder System performed nicely in the March quarter, as did Arthur Gallagher, Mine Safety, AptarGroup and Innophos Holdings.  On the flip side, some of the distribution companies, including ScanSource and World Fuel Services, lagged in the quarter. Retail Trade and Commercial Services also detracted from performance.  Family Dollar and Dun & Bradstreet were the culprits here.  Some of the industrial and technology stocks are feeling the effects of a sluggish economy; Kennametal, Arrow and Molex were subpar performers in the March quarter.  We remain optimistic about the long-term prospects for these companies.  We took advantage of the bull market to sell several stocks this quarter that have reached our valuation limits. Overall, we contend the FMI Common Stock Fund contains many good businesses.  Relative to the benchmark, valuations are very attractive but are somewhat above average from an absolute standpoint.  As mentioned in the December letter (and the same situation applies today), overall market valuations are elevated from a historical perspective.

Some have questioned why we are not jumping on the stock market bandwagon.  After all, housing is rebounding, employment is steady if not growing ever so slightly, corporate cash and cash flows are high, earnings yields are much greater than bond yields, and the public appears to be coming back to the market.  Taking the first two together, housing is indeed continuing to bounce off of a very depressed bottom.  Unusually low mortgage rates and FHA insurance (future bailout to follow) are assisting the housing market.  Housing-related stocks have been huge winners over the past few years and seem to be discounting an environment that is much stronger than we envision.  Over ten million households continue to owe more than their homes are worth.  Shadow inventory remains high.  A sustained improvement in housing will likely require stronger economic growth and better employment.  Three things can drive economic growth: more people working, people working more hours, and more capital deployed.  On the first item there has been a little progress, but as the nearby chart shows, declining labor participation is offsetting this improvement; on the second item, hours worked have been flat to down; and on the third item, fixed business investment orders have been falling, as articulated in our December letter.  Gross domestic product (GDP) growth remains anemic in the 0-2% range.

Corporate cash and cash flow has been solid.  A large portion of the cash is overseas and will incur a 35% tax upon repatriation.  Unless tax laws change, these monies are unlikely to see our shores.  Part of the cash flow dynamic reflects caution about spending on capital and people, as well as the desire for managements to continue to squeeze their cost structures as tightly as possible.  This has enabled margins and earnings to remain near peak levels but this strategy cannot stay effective over the long run.  Without increased capital, research and development (R&D) and people investment, sales and earnings growth degrades.  In fact, sales growth and margins for the market (companies within the benchmark) peaked over a year ago.  Health care mandates and higher tax rates have induced further caution in the executive and entrepreneurial ranks.

(1)	The Fund’s 1-year and annualized 5-year and 10-year returns through March 31, 2013 were: 10.31%, 11.15%, and 12.46%, respectively.
(2)	The Russell 2000 Index, benchmark for FMIMX 1-year and annualized 5-year and 10-year returns through March 31, 2013 were: 16.30%, 8.24% and 11.52%, respectively.

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.  An investment cannot be made directly into an index.

Many stock market prognosticators wax endlessly about the fact that the earnings yield (earnings per share divided by the stock price) is higher than the bond yield (10 Year Treasuries), with the implication that this means stocks are cheap.  Comparing a fully priced asset (stocks) to a wildly overvalued asset (bonds) does not make stocks any cheaper.  The Leuthold Group recently analyzed this phenomenon and determined that only when 10 Year Treasury yields are higher than 6%, when they pose true competition to stocks, is there even a relationship between these two yields.  Eighty percent of the time there is no correlation between these ratios and they don’t seem to influence one another at all.  Their conclusion: bond yields today are simply too low to matter.

Finally, we are left with the notion that positive equity fund flows will drive stock market performance.  The excitement around this phenomenon seems to be related to the fact that equity mutual fund flows recently turned positive after a multi-year period of being negative.  What is missing in this analysis is the role of Exchange Traded Funds (ETFs).  The following chart measures fund flows broadly (equity mutual funds and equity ETFs together) along with equity returns.  There are no clear discernible trends in this data; if anything, fund flows seem more apt to follow rather than lead equity returns.  This notion is supported by various studies showing the public’s actual long-term equity returns are only 30-40% of mutual fund returns, proving that they are terrible market timers.  It is hard for us to get excited about the continuation of a bull market that has already outlasted the duration (48 months versus 43 months) and magnitude (153% vs. 83%) of the median of fifteen bull markets since 1929.

Investors always have to weigh the competing forces of fundamentals and valuation.  Are there positives in the current environment?  Of course; we articulated several of these in the December letter.  Do we believe in stocks for the long run?  Absolutely!  Yet stocks are up over ten percent this quarter without much progress on the fundamentals, and valuations are extended.  Economic growth and employment are relatively stagnant.  The big problems – deficit spending, entitlements, debt, Eurozone, monetary debasement — are not going away.  Investors appear to be putting an undue amount of faith in central bankers.  Even if one believed money printing was a legitimate approach to “jump starting” the economy, how many times do you pull the crank before deciding that a new battery is needed?  We’ve been at this for over four years.  Perhaps more importantly, how do the Federal Reserve, the European Central Bank and the Bank of Japan undo what they’ve done?  How do the leaders have so much confidence in ivory tower theories — the same ones that did not anticipate the housing or banking debacles — such that they can risk currency wars, misaligned investments, and inflation?

We continue to believe that despite the headwinds, stocks remain the best place to put long-term money.  We are gratified that the Fund is mostly keeping up in this bull market that unfortunately seems to have a lot of air underneath it.  We think the stocks we own will hold up better than most when trouble returns, but there are no guarantees.  Bonds look vulnerable: ground-hugging yields and no inflation protection.  Timber and agricultural land have had spectacular moves and now have low yields.  Gold has no yield.  Industrial and other precious metals look expensive.  Much of the real estate world suffers with low cap rates.  Art, particularly the contemporary variety, is very high.  So, as always, we put our collective heads down and try to find good businesses at reasonable prices.  Here are two stocks from the portfolio that we feel fit that bill.

MKS Instruments, Inc. (MKSI)
(Analyst: Dan Sievers)

Description

MKS Instruments, Inc. is a 50-year-old Andover, Massachusetts company, and the global leader in developing and providing instruments, components, and subsystems that measure, control, power, sterilize, and monitor the critical parameters of semiconductor manufacturing (64% of revenue) and other precision-controlled manufacturing industries (36%

of revenues), such as LED, data storage, medical, biopharma, solar, environmental, and purification. MKSI’s products are generally critical in the effort to enhance yield, throughput, and uptime of manufacturing tools and equipment in the industries served.

Good Business

•	MKSI claims a leading 34% global market share (equal to the next 5 competitors combined) in its core semiconductor markets, and is #1 or #2 in ten of its twelve main product lines.

•	Manufacturing innovation demands increasing process chamber control, which has tended to benefit MKSI in terms of new products, new applications, and increased content.

•	Relative to the greater semiconductor industry, MKSI’s products are easy to understand and there is a low risk of technological obsolescence.

•
MKSI leverages consistent research and development (R&D) spending (7%-14% of cyclical revenues) outside of semiconductor markets, which will continue to be a driver of organic growth (and services growth), customer diversification, and high incremental returns on R&D spending.

•	Returns on invested capital, though volatile, have averaged 16% and 13% over the past 5 and 10-year periods after adjusting for excess cash (operating cash assumed equal to 5% of sales).

•	Net balance sheet cash equals 45% of MKSI’s market value. The company has a regular dividend (2.4% yield) and a history of share repurchases.

Valuation

•	Adjusting for $11.80/share in net cash, MKSI trades for 9.2 times the FY2014 EPS estimate.

•
Over the past nine years (following three weak years for semis), MKSI operating margins have averaged 13.4%. Margins fluctuate with the cycle, but structural margins have improved. MKSI’s profitability compares favorably to an enterprise value-to-sales multiple of 1.2.

•	MKSI trades for 1.7 times its tangible book value ($16.10/share) vs. a 10-year average of 2.2 times.

•	Over the past five years, free cash flow totaled $487 million (62% of the enterprise value).

Management

•	Management’s reputation is excellent and executive turnover is remarkably low.

•	CEO Leo Berlinghieri (58) has 32 years of MKSI experience, and former CEO and Chairman John Bertucci (71) has 42 years.

•
Management invests with a long-term focus, facilitated by a conservative balance sheet. Financial presentations utilize few adjustments and MKSI compensation programs are well-designed – MKSI grants restricted stock units (RSUs), but not options.

Investment Thesis

MKS is a durable and well-managed franchise with a leading global market position that should experience solid, though highly cyclical, growth in and out of semiconductor end-markets. Cyclically weak earnings and analyst and investor focus on timing the semiconductor cycle have resulted in shares that are cheap on an absolute basis, particularly when compared to MKSI’s historical price to tangible book multiples (or most other metrics that capture MKSI’s large cash hoard), and this provides an attractive entry point for longer-term investors.

McDermott International Inc.
(Analyst: Dan Sievers)
Description

McDermott International (MDR), based in Houston, Texas, has provided global engineering, procurement, construction & fabrication, marine installation (EPCI), and other marine services to the upstream offshore oil & gas industry since the industry’s advent in 1947. In this space, MDR continues to be one of five global leaders, generating $3.6 billion in 2012 revenues. When compared to the broader engineering & construction (E&C) industry, the barriers to entering MDR’s markets and bidding effectively are substantially higher given the criticality of the marine vessel fleet in providing end-to-end project solutions to offshore oil & gas customers. In any given year, MDR is likely to work on 30 to 40 projects, with 6 to 10 projects accounting for up to 75% of revenue.

Good Business

•	MDR is a leader in a necessary industry, which offers good visibility relative to other E&C markets, and a strong multi-year spending cycle appears to be accelerating.

•	MDR is well-positioned in geographies where new projects are expected to be plentiful.

•	Net balance sheet cash and equivalents account for 23% of market capitalization.

•
Over the past eight years, MDR has had success earning low-to-mid-teen returns on its invested capital while managing the challenges inherent in fixed-price contracting (60-70% of revenues). This has been achieved, despite ownership of more physical assets (marine vessels), and higher net cash than a typical E&C company.

Valuation

•
Premature exuberance for a strong spending cycle bid MDR shares to $25.00 following solid 2010 execution and backlog growth. Since April 2011, MDR shares have fallen 58% because of lower vessel utilization, three smaller problem contracts, and lumpy award bookings.

•
MDR earned an 8.8% operating margin in 2012, but its targeted 10%-12% operating margin range looks achievable going forward (and in line with the 8-year average), leaving the business attractively priced at just 0.6 times enterprise value-to-sales; 4.5 times enterprise value-to-earnings before interest, taxes, depreciation and amortization (EV/EBITDA); and 1.3 times price-to-book.

•	MDR’s Atlantic segment and its two young joint ventures showed losses in each of the past three years, although a reasonable spending cycle should correct this.

Management

•	CEO Steve Johnson (61) had over 25 years of related industry experience at Fluor and URS before joining MDR in 2009.

•	MDR management stresses return on capital, which became a compensation metric in 2011.

•	Management has exhibited a solid price discipline early in the spending cycle, focusing on profitable favorably-priced contracts (occasionally working against bookings).

Investment Thesis

Over the past eight years, MDR has achieved nearly the center of its 10%-12% long-term operating margin target on a GAAP basis (including impairment charges), although recent operational hiccups and low vessel utilization yielded 7.3% and 8.8% operating margins in 2011 and 2012, respectively. Over the same period, management has right-sized the vessel fleet and reduced fixed costs while adding to MDR’s solid deepwater competencies, but progress has been somewhat masked by trough activity in the Gulf of Mexico (made worse by the 2010 Macondo disaster) and losses at MDR’s young joint ventures. Positively, one of MDR’s major competitors recently announced that it will begin bidding more conservatively (for margin rather than market share), which may lend greater discipline to the industry. Earnings for 2013 continue to look depressed, but could easily double by 2015.  With the backdrop of favorable industry spending, the shares provide an attractive risk/reward.

Thank you for your support of the FMI Common Stock Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
March 31, 2013 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 87.9% (a)

COMMERCIAL SERVICES SECTOR — 5.7%
	Financial Publishing/
	Services — 1.9%
272,000	The Dun &
	Bradstreet Corp.	$18,520,002	$22,752,800
	Miscellaneous Commercial
	Services — 2.4%
646,000	Cintas Corp.	15,472,786	28,507,980
	Personnel Services — 1.4%
425,000	Robert Half
	International Inc.	11,128,001	15,950,250

CONSUMER DURABLES SECTOR — 1.6%
	Other Consumer
	Specialties — 1.6%
384,000	Mine Safety
	Appliances Co.	10,977,247	19,054,080

DISTRIBUTION SERVICES SECTOR — 17.1%
	Electronics Distributors — 9.4%
515,000	Anixter
	International Inc.	34,020,675	36,008,800
1,273,000	Arrow
	Electronics Inc.*	26,008,249	51,709,260
857,000	ScanSource Inc.*	22,062,384	24,184,540
		82,091,308	111,902,600
	Medical Distributors — 5.4%
690,000	Owens & Minor Inc.	19,866,306	22,466,400
1,093,000	Patterson Cos. Inc.	24,131,228	41,577,720
		43,997,534	64,044,120
	Wholesale Distributors — 2.3%
676,000	World Fuel
	Services Corp.	27,739,331	26,850,720

ELECTRONIC TECHNOLOGY SECTOR — 1.4%
	Electronic Production
	Equipment — 1.4%
620,000	MKS
	Instruments Inc.	16,677,639	16,864,000

ENERGY MINERALS SECTOR — 4.1%
	Oil & Gas Production — 4.1%
651,000	Cimarex Energy Co.	37,691,540	49,111,440

FINANCE SECTOR — 14.8%
	Finance/Rental/Leasing — 2.3%
464,000	Ryder System Inc.	19,491,481	27,724,000
	Insurance Brokers/
	Services — 2.4%
698,000	Arthur J.
	Gallagher & Co.	14,790,790	28,834,380
	Life/Health Insurance — 2.8%
912,000	Protective Life Corp.	14,176,471	32,649,600

	Property/Casualty
	Insurance — 3.4%
125,050	Greenlight
	Capital Re Ltd.*	3,062,989	3,057,473
840,000	W.R. Berkley Corp.	20,975,570	37,270,800
		24,038,559	40,328,273
	Regional Banks — 3.9%
605,000	Cullen/Frost
	Bankers Inc.	35,152,346	37,830,650
356,600	Zions Bancorporation	7,544,247	8,911,434
		42,696,593	46,742,084
HEALTH TECHNOLOGY SECTOR — 2.5%
	Medical Specialties — 2.5%
239,000	Bio-Rad
	Laboratories Inc.*	19,891,707	30,114,000

INDUSTRIAL SERVICES SECTOR — 3.4%
	Oilfield Services/
	Equipment — 3.4%
303,000	Bristow Group Inc.	7,828,242	19,979,820
1,824,000	McDermott
	International Inc.*	22,912,791	20,045,760
		30,741,033	40,025,580
PROCESS INDUSTRIES SECTOR — 11.5%
	Chemicals: Specialty — 6.0%
313,000	Compass Minerals
	International Inc.	22,650,054	24,695,700
446,000	Innophos
	Holdings Inc.	22,106,900	24,333,760
285,000	Sigma-Aldrich Corp.	13,854,975	22,138,800
		58,611,929	71,168,260
	Containers/Packaging — 2.9%
596,000	AptarGroup Inc.	16,512,515	34,180,600
	Industrial Specialties — 2.6%
789,000	H.B. Fuller Co.	22,295,817	30,834,120

PRODUCER MANUFACTURING SECTOR — 14.7%
	Auto Parts: OEM — 2.5%
1,507,000	Gentex Corp.	28,762,937	30,155,070
	Electrical Products — 3.4%
1,645,000	Molex Inc. — Cl A	29,088,904	39,677,400
	Industrial Machinery — 2.8%
840,000	Kennametal Inc.	33,600,357	32,793,600
	Metal Fabrication — 0.1%
47,975	Kaydon Corp.	1,231,903	1,227,200
	Miscellaneous
	Manufacturing — 3.1%
546,000	Carlisle Cos. Inc.	14,007,132	37,013,340
	Office Equipment/Supplies — 2.8%
776,000	Avery
	Dennison Corp.	22,252,409	33,422,320

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2013 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 87.9% (a) (Continued)

RETAIL TRADE SECTOR — 3.6%
	Apparel/Footwear
	Retail — 1.0%
281,000	Jos. A. Bank
	Clothiers Inc.*	$11,283,515	$11,211,900
	Discount Stores — 2.6%
527,000	Family Dollar
	Stores Inc.	21,060,256	31,119,350

TECHNOLOGY SERVICES SECTOR — 4.1%
	Data Processing Services — 3.0%
1,421,000	Broadridge Financial
	Solutions Inc.	30,627,063	35,297,640
	Information Technology
	Services — 1.1%
276,000	Jack Henry &
	Associates Inc.	4,854,788	12,753,960

TRANSPORTATION SECTOR — 3.4%
	Air Freight/Couriers — 1.1%
352,000	Forward Air Corp.	11,267,415	13,126,080
	Marine Shipping — 2.3%
358,000	Kirby Corp.*	15,889,528	27,494,400
	Total common stocks	751,468,490	1,042,931,147

SHORT-TERM INVESTMENTS — 12.3% (a)

	U.S. Treasury Securities — 10.5%
$25,000,000	U.S. Treasury Bills,
	0.0075%,
	due 04/04/13	24,999,984	24,999,984
25,000,000	U.S. Treasury Bills,
	0.0250%,
	due 04/11/13	24,999,826	24,999,826
25,000,000	U.S. Treasury Bills,
	0.0550%,
	due 04/18/13	24,999,351	24,999,351
50,000,000	U.S. Treasury Bills,
	0.0600%,
	due 04/25/13	49,998,000	49,998,000
	Total U.S.
	Treasury Securities	124,997,161	124,997,161
	Commercial Paper — 1.8%
21,700,000	U.S. Bank, N.A., 0.02%,
	due 04/01/13	21,700,000	21,700,000
	Total short-term
	investments	146,697,161	146,697,161
	Total investments
	— 100.2%	$898,165,651	1,189,628,308
	Liabilities, less other
	assets — (0.2%) (a)		(2,908,445)
	TOTAL NET
	ASSETS — 100.0%		$1,186,719,863

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of March 31, 2013 (Unaudited)

FMI
International
Fund

March 31, 2013

Dear Fellow Shareholders:

After a strong showing in 2012, international markets continued to soar in the first quarter of 2013. The FMI International Fund (FMIJX) gained 10.23%(1) in the quarter, which compares with the MSCI EAFE Index return of 9.67%(2) in local currency and 5.13%(3) in U.S. Dollars (USD). The Japanese market led the charge (in the quarter), with the TOPIX Index advancing 21.37% on the back of “Abenomics” and a rapidly depreciating yen (more on this later). The UK also posted strong returns, with the FTSE 100 Index up 9.97%, while several European markets rose in the low- to mid-single-digits. The Fund’s performance was led by the Non-Energy Minerals, Electronic Technology, and Technology Services sectors, with strong contributions from CRH, Rolls-Royce, and Accenture. Health Technology, Distribution Services and an elevated cash position all detracted from relative performance, with Pirelli and Royal Dutch Shell generating the weakest absolute returns.

We sold our position in Brookfield Asset Management in March and rolled the proceeds into a greater ownership stake in Fairfax Financial. We initially trimmed Brookfield back in the third quarter of 2012 after it became public that the company was attempting to acquire the portion of General Growth Properties that it did not already own.  We were concerned that the size and complexity was seemingly escalating with each incremental transaction at Brookfield.  Then, in conjunction with the reporting of its fourth quarter and full year 2012 earnings in February, Brookfield changed the way in which it presents results, further reducing transparency into the underlying operations.  In addition to these developments, the company has been a beneficiary of a historically low cap rate environment, and this was reflected in the significant appreciation of the stock price.  We believe that Fairfax has a more realistic view of the world, as management is hedging their exposure to both equities and inflation. If we enter a period of rising interest rates, peer insurance underwriters may become capital constrained, while Fairfax should largely remain unscathed.  With a stronger relative capital position, the company would have the ability to write significantly more quality business, as others are forced out of the market. The continued firming in commercial property and casualty pricing should also accrue to the company’s benefit, which we view as an additional positive over the long term.

Our general view is that the global stock market rally has outpaced the underlying fundamentals, which is now reflected in more expensive stock valuations. Investors can thank the Fed, European Central Bank (ECB), Bank of England (BOE) and Bank of Japan (BOJ) for the rapid price appreciation of a wide range of asset classes. Stock markets have been fueled by easy money and the notion that governments will continue to prop up struggling economies and businesses. However, this patchwork solution is not sustainable in our view. Ultimately, Europe remains a dysfunctional mess, Japan still faces massive secular issues, and China may be in the midst of a housing bubble which could dwarf that of the U.S.  On balance, we believe

(1)	The Fund’s 1-year and annualized since inception (12-31-10) returns through March 31, 2013 were: 18.63% and 11.60%, respectively.
(2)	The MSCI EAFE Index (LOC), benchmark for FMIJX 1-year return and annualized since inception (12-31-10) returns through March 31, 2013 were: 16.73% and 5.60%, respectively.
(3)	The MSCI EAFE Index (USD), benchmark for FMIJX 1-year return and annualized since inception (12-31-10) returns through March 31, 2013 were: 11.25% and 3.64%, respectively.

The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index. Index results are inclusive of dividends and net of foreign withholding taxes. The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency as well as in U.S. dollars (USD). The concept of a local currency calculation excludes the impact of currency fluctuations. All currencies of listing are considered in the Index calculation in local currency where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator. As a consequence, the FX factor drops out of the equation. The USD calculation includes exchange rates at t and t-1. Therefore, the local currency calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.

MSCI EAFE is a service mark of MSCI Barra.

that there is more risk than opportunity, so we remain cautious. We have rarely seen an investment environment where there has been so little that meets our eye. As a result, we are holding a larger cash position than we would like, but we will be ready to pounce when the opportunity arises.

Europe: Risks Remain

A common perception is that the worst in Europe is behind us, with disaster averted last summer when Mario Draghi pledged to do “whatever it takes” to protect the eurozone from collapse. Despite complacency in Europe with lower sovereign yields and rising stock markets, we have not seen anything to suggest that the European economic situation can be managed without a political and fiscal union. It remains fragile, and the recent Cyprus debacle is a stark reminder of how little it takes to rattle the market.

The fundamentals in the eurozone are deteriorating, with the recession deepening in the fourth quarter as gross domestic product (GDP) shrunk by 0.6% sequentially. The Markit Flash Eurozone Purchasing Managers Index (PMI) in March was 46.5 (below 50 implies contraction), a 4-month low. Unemployment rates in Greece and Spain continue to climb, both now above 26%, and France’s economy has come to a screeching halt, declining sequentially in three of the last four quarters (-0.3% in the fourth quarter), forcing President Francois Hollande to warn that the country will miss its budget target of 3% by 2013. While Germany is still pushing for austerity, France has been pounding the table for government stimulus, and Italy’s national election essentially rebuffed austerity as well. There are growing divisions among the eurozone’s three largest economies (Germany, France and Italy), and great uncertainty remains.

Unfortunately, markets have come to expect a culture of bailouts and low interest rates, both of which we believe will be detrimental over the long run. The bailouts create a moral hazard, a frequent topic during the initial stages of the U.S. bailout, but one that has faded from public view in recent years. The Wikipedia definition says it all: “A situation where a party will have a tendency to take risks because the costs that could incur will not be felt by the party taking the risk.” The eurozone epitomizes the notion of moral hazard, with the excess spending, massive budget deficits and ballooning debt levels in the Southern European countries now falling on the shoulders of its Northern neighbors. Without deep, structural changes to the eurozone, we fear that leaders will simply continue to make politically expedient decisions and history will likely repeat itself.

Low interest rates and company bailouts can also lead to a proliferation of “zombie” companies, those which are barely profitable (or losing money) and would have gone out of business in a more normalized environment. These companies often struggle to service their debt, and are only able to do so because interest rates are unsustainably low. In a normal interest rate environment, they would be insolvent.  They are neither investing in capital equipment nor hiring new employees, and compete away the returns of healthier, more viable businesses as they simply linger along, destroying economic value. Capitalism works in part because the lousy businesses are meant to fail, not be propped up by artificial means. Both Europe and Japan already have their fare share of zombies, and current policies will surely lead to more.

Japan: Easy Money

On November 15, 2012, Mr. Shinzo Abe, Japan’s leading candidate for Prime Minister (he was elected on December 26) called for “unlimited” monetary easing, which helped spark a 4-month rally (+42%) in the Tokyo Stock Price Index (TOPIX) and a 14% depreciation of the yen. He has since called for a 2% inflation target, and appointed Mr. Haruhiko Kuroda as governor of the Bank of Japan to push his agenda. The hope is to improve the competitiveness of Japan’s exporters, spur domestic demand, and put an end to the deflationary spiral.

Source: Bloomberg

It appears Mr. Abe is not going to address entitlements, government spending, and Japan’s mountain of debt, but instead, debase the currency and try to print his way out.  Does this sound familiar? Perhaps he has learned a few tricks from the U.S. and Europe. The problem is that we are now seeing country after country doing virtually nothing to address the actual underlying problems, which by definition, suggests that the problems will become worse. It appears that everyone has the same playbook, which in the end will lead (or has already led) to a currency war, and race to the bottom.

This is a particularly dangerous game for Japan considering the massive size of its balance sheet. The risk was well articulated by Scott Minerd in a March 21, 2013 Financial Times article: “The current size of Japan’s public debt is approximately 230 percent of GDP, with total interest expense on JGBs [Japanese Government Bonds] representing about 40 percent of government receipts. Were interest rates to increase by 300 basis points over the next five years, which is in line with Mr. Abe’s stated objective of bringing inflation from -1% to 2%, interest expense would expand to approximately 80 percent of present total government revenues, with the prospect that this ratio could continue to rise.” Clearly this would not be sustainable. Should this scenario play out, a sovereign default or hyperinflation may be the end game.

China: Bubble Still Looms

We first highlighted the risk of a potential China property bubble in our March 2010 domestic shareholder letters (and several times since), and we remain concerned today. A recent “60 Minutes” segment which aired on CBS on March 3, 2013 provided additional data points, describing the building of yet another “ghost city of new towers with no residents, desolate condos and vacant subdivisions uninhabited for miles, and miles, and miles, and miles of empty apartments.” CBS interviewed Mr. Gillem Tulloch, a Hong Kong based financial analyst, who contends that, “Property values have doubled and tripled and more – so people in the middle class have sunk every last penny into buying five, even 10 apartments, fueling a building bonanza unprecedented in human history… They’re building somewhere between 12 and 24 new cities every single year.” He fears, when the bubble bursts, that “There are multiple classes of people that are going to get wiped out by this. People who have invested three generations worth of savings – so grandparents, parents and children – into properties, will see their savings evaporate. And then, of course, 50 million construction workers who are working on all these projects around China.” CBS also interviewed Mr. Wang Shi, the CEO of Vanke, China’s largest home builder, who acknowledged that there was a property bubble, and confirmed that prices in Shanghai were more than 45 times the average resident’s annual salary.  To put this in perspective, this imbalance would be the equivalent to a U.S. worker with a $45,000 salary buying one or more investment properties for over $2 million, with the expectation for continued house price appreciation in the future. We have seen this story before (i.e. “U.S. housing prices have never gone down”) and it doesn’t end well. Real prices will inevitably come back down to earth, and it will be painful for the last ones standing.

While China’s central government has been taking action to help reduce property speculation (with limited success), they remain obsessed with growing their economy, especially after 2012 GDP expanded at the slowest rate in over a decade, at 7.8%. Unfortunately, fixed investments such as infrastructure and real estate, and not domestic consumption, continue to be the key engines of growth. It may be a telling sign that China’s ¥1 trillion ($157 billion) of infrastructure stimulus announced in the third quarter of 2012 pales in comparison to the $586 billion spent in 2008-09. Perhaps they realize that the empty cities, trains and roads to nowhere, and millions of vacant apartment buildings have gotten out of hand, and fear taking the same path once again. Additionally, despite what the government would like to have the general public believe, inflation in China is not under control (just ask any U.S. company that does business there), and this remains an area of concern. While we remain more positive on China over the long term, the short-term risks are continuing to mount and warrant added caution.

South Korea: Finding Value

While value is getting harder to find around the world, we have come across a number of intriguing opportunities in South Korea, which we recently visited during a research trip to Asia. We should note that we do not manage our portfolios to the benchmark, and try to find great multinational businesses regardless of geographies. We do not consider South Korea an emerging market, as the country is already the fifteenth largest economy measured by GDP, twelfth largest in terms of purchasing power parity, seventh largest importer, tenth largest exporter, and home to the thirteenth largest stock market (third largest in Asia Pacific). It is a member of the Organisation for Economic Co-operation and Development (OECD) and is ranked among the G-20 major economies based on the strength and size of its economy.(4)  Additionally, when compared with emerging markets such as China, Brazil and India, GDP per capita is far more advanced in South Korea, and more in line with the developed world (see graph on next page).

(4)	“Classifying South Korea as a Developed Market.” White paper report by FTSE publications. January 2013.

Source: Bloomberg

In the March quarter we made our first investment in South Korea through Hyundai Greenfood. The company functions as a holding company for the Hyundai Department Store (HDS) Group, the third largest retail conglomerate in South Korea.  The HDS Group split off from the larger Hyundai chaebol in the late 1990s.  In essence, Greenfood offers access to three main businesses: catering and food distribution (Greenfood, 45% of fair value); department stores (Hyundai Department Store, 20% of fair value); and home shopping (Hyundai Home Shopping, 16% of fair value).  These easy-to-understand businesses earn high returns on capital and enjoy strong competitive advantages.  At our purchase price, Greenfood traded at 4.4 times enterprise value-to-earnings before interest and tax (EV/EBIT) after subtracting out the value of the company’s publicly traded entities and adjusting for taxes.  Moreover, the main publicly traded entities, Hyundai Department Store and Hyundai Home Shopping, traded at a 70% and 43% discount to global peers, despite significantly better profitability.  Lastly, in South Korea, corporate governance matters.  Greenfood’s prominent place in the HDS Group, and the controlling family’s high direct ownership, provides excellent alignment with the controlling shareholders. Given the quality of the businesses, the attractive valuation, and the family’s strong track record, we initiated a 2.5% position.

Outlined below are detailed descriptions of two additional recent additions to the portfolio.

Danone S.A.
(Analyst: Karl Poehls)

Description

Danone S.A. engages in the food processing industry, operating through the following segments: Fresh Dairy Products (56% of 2012 sales), Waters (18%), Baby Nutrition (20%), and Medical Nutrition (6%). The Fresh Dairy Products segment produces and markets yogurts, fermented fresh dairy products, and other specialized fresh dairy products. The Waters segment comprises plain bottled water as well as flavored and vitamin-enriched water products. The Baby Nutrition segment focuses on specialized food for infants and toddlers, manufacturing infant formula, cereal snacks, biscuits, and other food products. The Medical Nutrition segment sells products that are designed to treat disease-related malnutrition by satisfying special food needs.

Good Business

•	Danone enjoys the following leadership positions worldwide: #1 in fresh dairy products, #3 in packaged water, and #2 in baby nutrition.

•	In 2012, Forbes ranked Danone as the 25th most innovative company (up from 35th in 2011) and the 58th most powerful brand in the world.

•	The company’s entire product portfolio is focused on health and wellness categories. Additionally, Danone’s products provide consumers with access to affordable, basic necessities.

•	The business is easy to understand.

•	Danone generates returns on invested capital that exceed its cost of capital.

•	The company’s balance sheet is solid. As of 2012 year-end, net financial debt was €3.0 billion, which was equivalent to operating income. Further, Danone’s interest coverage ratio exceeded 10 times.

Valuation

•	Over the past 5 years, Danone’s stock price has fallen 10% from its previous peak of €60 per share achieved in 2008. During this time, earnings per share have increased by more than 25%.

•	The company’s forward price-to-earnings (P/E) multiple is 17.4 times. Over the trailing 10-year period, Danone’s price-to-earnings multiple has averaged 18.7 times.

•
Since 2005, Danone’s enterprise value-to-earnings before interest, taxes, depreciation and amortization (EV/EBITDA) multiple has averaged 12.3 times. This compares to the current EV/EBITDA multiple of 9.8 times.

•	At the current share price, Danone’s free cash flow yield is 6% and the dividend yield is 3%.

•	Over the past 10 years, global food and consumer packaged goods companies have been acquired at an average EV/EBITDA multiple of 15 times.

Management

•
Danone has been led by its Chairman and CEO, Franck Riboud, since 1996. Under his leadership, the company’s common stock has provided shareholders with a total return of 10.9% compounded annually. This compares to a total return of 6.0% per annum for the Standard & Poor’s 500 Index over a comparable timeframe.

•	Trian Partners, led by activist Nelson Peltz, recently disclosed a 1% stake in Danone. We are hopeful that Trian’s involvement will lead to better discipline in regard to capital allocation.

Investment Thesis

Today, investors are concerned with negative sales growth in Southern Europe for Danone’s Fresh Dairy business. Pricing pressure from private label products has forced Danone to cut prices in Spain and Italy, and drove a sizable reduction in management’s margin guidance in 2012. We believe that investors are overly focused on these headwinds and undervaluing the progress being made in Russia, the U.S., Brazil, and China. Danone’s stock offers an attractive 6% free cash flow yield and the potential for future cash flow growth of 5-10% per annum. Lastly, Danone sells basic necessities (yogurt, water, and milk formula) that consumers will continue to buy irrespective of how the global economy is performing. This is a defensive business trading at a discount to its intrinsic value.

Pirelli & C. S.p.A.
(Analyst: Jonathan Bloom)
Description

Pirelli is the world’s fifth largest tire manufacturer, with 2012 sales of € 6.1 billion and earnings before interest and tax (EBIT) of €781 million (12.9% margin). The company generated 73% of sales (78% of EBIT) in its consumer division (car and motorcycle), with the balance (27% and 22%) in its industrial division (truck and agriculture). Sales by channel were 24% original equipment and 76% replacement, with sales by geography as follows: Europe (34%), South America (34%), North America (12%), Middle East/Africa (9%), and Asia Pacific (7%). In 2012, approximately 38% of EBIT was generated in mature markets, with the remaining 62% coming from rapidly developing economies (RDEs). The company has focused on the high-end “premium” segment of the market (high performance, winter, SUV, run-flat tires, et al.), which accounts for approximately 50% of car sales and 80% of car EBIT. Pirelli estimates its market share to be 50% in the “prestige” tire market (i.e. Ferrari, Bentley, et al.) and 12-13% in “premium” (i.e. BMW, Mercedes, Audi, et al.).

Good Business

•	Improving returns: 2012 return on invested capital (ROIC) of 12% should continue to improve, exceeding the company’s cost of capital.

•	Recurring revenue: 76% of sales are replacement. Premium tires wear faster than standard grade.

•	Brand strength: Particularly strong brand positions in Europe and South America. High brand loyalty and awareness among high-income earners. Exclusive supplier for Formula 1 and World SBK.

•
Customer captivity: Penetrating the original equipment manufacturer (OEM) relationships is difficult. Performance and safety are important. Emerging Asian competitors have penetrated standard tires, but premium has proven to be more difficult.

•	Technology barriers: Advanced engineering, performance requirements, formulation and tread, industry know-how, etc.

•	Understandable business: Pure play tire manufacturer. Relatively easy to understand. High return on invested time (ROIT).

•	Reasonable balance sheet: Debt-to-capital of 51%. Interest coverage of approximately 5 times.

Valuation

•	An enterprise value-to-sales ratio of 1.0 times compares favorably with 2012 EBIT margins of 12.9%.

•
The company’s forward price-to-earnings multiple is 8.9 times, a deep discount to 5- and 10-year historical median of 10.7 times and 13.9 times. We believe a price-to-earnings multiple of 8.9 times is too low for a business growing the top-line at mid-to-high single digits while expanding margins. The quality of the business justifies a double-digit multiple, in our opinion.

•	An enterprise value-to-EBIT of 7.6 times is attractive for a business of this quality.

•	At the current share price, Pirelli’s dividend yield is 3.9%.

•	Management’s mid-term margin targets imply ROIC improvement of more than 300 basis points.

Management

•
Chairman and CEO Mr. Marco Tronchetti Provera has significant skin in the game, as he is believed to own between 6% and 7% of the shares outstanding. As the company’s largest shareholder, he controls ~26% of the shares outstanding through the holding company Camfin.

•	Pirelli has sold off non-core assets in recent years (real estate, broadband, etc.) to become a pure play tire manufacturer. We have a favorable view of management’s strategic direction.

•	Compensation is performance-driven, with economic value added (EVA) among the evaluation metrics. There is no stock option plan.

•	Of the 20 board directors, 11 are independent. A shareholder’s agreement controls 45.5% of the shares.

Investment Thesis

Pirelli’s premium mix (faster growth, higher margin, more difficult to penetrate) enhances the quality of the business beyond that of most peers. While the valuation implies that the business is equivalent to a subpar auto supplier, in our view, the discount is not justified. Pirelli’s brand has significant value, and its high exposure to the replacement market (76% of sales) reduces cyclicality and diminishes the OEMs’ ability to extract value. Pirelli’s valuation is attractive on both an enterprise value and price-to-earnings basis, providing an attractive risk/reward opportunity over a 3-5 year investment horizon.

Thank you for your continued support of the FMI International Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI International Fund
SCHEDULE OF INVESTMENTS
March 31, 2013 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 86.1% (a)

COMMERCIAL SERVICES SECTOR — 8.7%
	Advertising/Marketing
	Services — 2.9%
183,100	WPP PLC (Jersey) (b)	$2,314,690	$2,926,142
	Miscellaneous Commercial
	Services — 2.2%
43,600	Secom Co. Ltd.
	(Japan) (b)	2,049,066	2,250,219
	Personnel Services — 3.6%
66,500	Adecco S.A.
	(Switzerland) (b)	3,056,927	3,647,407

CONSUMER DURABLES SECTOR — 6.5%
	Automotive Aftermarket — 2.4%
235,300	Pirelli & C. SpA
	(Italy) (b)	2,656,415	2,475,494
	Other Consumer Specialties — 2.5%
996,000	Samsonite
	International S.A.
	(Luxembourg) (b)	2,010,073	2,499,468
	Recreational Products — 1.6%
19,800	Shimano Inc.
	(Japan) (b)	1,026,478	1,620,710

CONSUMER NON-DURABLES SECTOR — 11.9%
	Food: Major Diversified — 7.7%
41,000	Danone S.A. - SP-ADR
	(France) (b)	2,730,424	2,854,789
33,700	Nestlé S.A.
	(Switzerland) (b)	1,967,261	2,439,025
58,200	Unilever PLC
	(Britain) (b)	2,140,764	2,461,705
		6,838,449	7,755,519
	Household/Personal Care — 4.2%
53,900	Henkel AG & Co.
	KGaA (Germany) (b)	3,022,101	4,260,301

CONSUMER SERVICES SECTOR — 4.0%
	Restaurants — 4.0%
318,500	Compass Group
	PLC (United
	Kingdom) (b)	3,177,110	4,076,577

DISTRIBUTION SERVICES SECTOR — 1.8%
	Wholesale Distributors — 1.8%
476,200	Electrocomponents
	PLC (United
	Kingdom) (b)	1,662,398	1,816,926

ELECTRONIC TECHNOLOGY SECTOR — 7.6%
	Aerospace & Defense — 2.6%
151,500	Rolls-Royce Holdings
	PLC (United
	Kingdom)* (b)	1,723,172	2,606,894

	Electronic Components — 5.0%
120,100	TE Connectivity Ltd.
	(Switzerland)	4,259,549	5,035,793

ENERGY MINERALS SECTOR — 2.9%
	Integrated Oil — 2.9%
89,900	Royal Dutch Shell
	PLC (United
	Kingdom) (b)	3,117,278	2,914,876

FINANCE SECTOR — 7.3%
	Insurance Brokers/
	Services — 2.5%
62,800	Willis Group Holdings
	PLC (Ireland)	2,358,636	2,479,972
	Property/Casualty
	Insurance — 4.8%
12,500	Fairfax Financial Holdings
	Ltd. (Canada)	4,892,422	4,880,888

HEALTH TECHNOLOGY SECTOR — 6.2%
	Medical Specialties — 3.2%
47,100	Covidien PLC (Ireland)	2,390,861	3,195,264
	Pharmaceuticals:
	Major — 3.0%
129,500	GlaxoSmithKline
	PLC (United
	Kingdom) (b)	2,902,105	3,032,520

INDUSTRIAL SERVICES SECTOR — 3.0%
	Oilfield Services/
	Equipment — 3.0%
40,500	Schlumberger Ltd.
	(Curacao)	2,815,409	3,033,045

NON-ENERGY MINERALS SECTOR — 3.1%
	Construction Materials — 3.1%
142,800	CRH PLC (Ireland) (b)	2,747,837	3,160,246

PROCESS INDUSTRIES SECTOR — 4.5%
	Chemicals: Specialty — 1.5%
23,600	Shin-Etsu Chemical Co.
	Ltd. (Japan) (b)	1,261,816	1,565,216
	Industrial Specialties — 3.0%
48,100	Akzo Nobel N.V.
	(Netherlands) (b)	2,714,111	3,056,104

PRODUCER MANUFACTURING SECTOR — 8.8%
	Industrial Conglomerates — 3.0%
54,600	Ingersoll-Rand
	PLC (Ireland)	2,276,552	3,003,546
	Industrial Machinery — 5.8%
12,400	Schindler Holding AG
	(Switzerland) (b)	1,446,111	1,818,773
20,600	SMC Corp.
	(Japan) (b)	3,388,311	4,000,268
		4,834,422	5,819,041

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2013 (Unaudited)

Shares		Cost	Value

COMMON STOCKS — 86.1% (a) (Continued)

RETAIL TRADE SECTOR — 5.0%
	Department Stores — 2.5%
165,000	Hyundai Greenfood
	Co. Ltd. (South
	Korea) (b)	$2,511,073	$2,519,701
	Food Retail — 2.5%
437,100	Tesco PLC (United
	Kingdom) (b)	2,381,470	2,540,932

TECHNOLOGY SERVICES SECTOR — 4.8%
	Information Technology
	Services — 4.8%
63,300	Accenture PLC
	(Ireland)	3,865,107	4,808,901
	Total common stocks	74,865,527	86,981,702

SHORT-TERM INVESTMENTS — 11.7% (a)
	U.S. Treasury Securities — 9.9%
$5,000,000	U.S. Treasury Bills,
	0.0075%,
	due 04/04/13	4,999,997	4,999,997
5,000,000	U.S. Treasury Bills,
	0.0250%,
	due 04/11/13	4,999,965	4,999,965
	Total U.S.
	Treasury Securities	9,999,962	9,999,962
	Commercial Paper — 1.8%
1,800,000	U.S. Bank, N.A., 0.02%,
	due 04/01/13	1,800,000	1,800,000
	Total short-term
	investments	11,799,962	11,799,962
	Total investments
	— 97.8%	$86,665,489	98,781,664
	Other assets,
	less liabilities
	— 2.2% (a)		2,198,364
	TOTAL NET
	ASSETS — 100.0%		$100,980,028

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as level 2.  As of March 31, 2013 the aggregate value of these securities was $60,544,293.

PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipt

SCHEDULE OF FORWARD CURRENCY CONTRACTS

				U.S. $ Value on			U.S. $ Value on
				March 31, 2013			March 31, 2013	Unrealized
Settlement		Currency to		of Currency to	Currency to		of Currency to	Appreciation
Date	Counterparty	be Delivered		be Delivered	be Received		be Received	(Depreciation)
4/26/13	Bank of New York	15,200,000	British Pound	$23,092,004	23,832,160	U.S. Dollar	$23,832,160	$740,156
4/26/13	Bank of New York	4,000,000	Canadian Dollar	3,935,136	3,992,813	U.S. Dollar	3,992,813	57,677
4/26/13	U.S. Bank, N.A.	300,000	Canadian Dollar	295,135	291,857	U.S. Dollar	291,857	(3,278)
4/26/13	U.S. Bank, N.A.	8,500,000	Euro	10,897,785	11,291,700	U.S. Dollar	11,291,700	393,915
4/26/13	U.S. Bank, N.A.	780,000,000	Japanese Yen	8,287,532	8,674,400	U.S. Dollar	8,674,400	386,868
4/26/13	Bank of New York	2,650,000,000	South Korean Won	2,377,884	2,421,823	U.S. Dollar	2,421,823	43,939
4/26/13	U.S. Bank, N.A.	6,900,000	Swiss Franc	7,271,176	7,411,271	U.S. Dollar	7,411,271	140,095
				$56,156,652			$57,916,024	$1,759,372

The accompanying notes to financial statements are an integral part of these schedules.

FMI International Fund
INDUSTRY SECTORS
as of March 31, 2013 (Unaudited)

FMI Funds
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2013 (Unaudited)

		FMI	FMI	FMI
		Large Cap	Common Stock	International
		Fund	Fund	Fund

ASSETS:
Investments in securities, at value	(a)	$7,167,862,229	$1,189,628,308	$98,781,664
Receivables from shareholders for purchases		13,540,707	782,862	117,858
Dividends and interest receivable		15,474,878	1,021,250	309,844
Receivable for investments sold		23,938,506	—	—
Receivable for forward currency contracts		—	—	1,762,650
Prepaid expenses		184,565	50,973	36,363
Cash		870,291	79,788	61,084
Total assets		$7,221,871,176	$1,191,563,181	$101,069,463
LIABILITIES:
Payable to brokers for investments purchased		$—	$2,609,140	$—
Payable to shareholders for redemptions		6,519,496	1,123,661	—
Payable to adviser for management fees		3,525,778	866,544	48,080
Payable for forward currency contracts		—	—	3,278
Other liabilities		1,314,223	243,973	38,077
Total liabilities		11,359,497	4,843,318	89,435
NET ASSETS:
Capital Stock	(b)	$5,534,461,730	$867,433,011	$85,423,800
Net unrealized appreciation		1,641,179,520	291,462,657	13,872,236
Accumulated net realized gain		21,581,729	25,140,328	334,396
Undistributed net investment income		13,288,700	2,683,867	1,349,596
Net assets		7,210,511,679	1,186,719,863	100,980,028
Total liabilities and net assets		$7,221,871,176	$1,191,563,181	$101,069,463
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
(Net assets ÷ shares outstanding)		$19.05	$26.36	$25.00

(a) Identified cost of investments		$5,526,682,709	$898,165,651	$86,665,489
(b) Par value		$0.0001	$0.01	$0.0001
Shares authorized		400,000,000	Indefinite	300,000,000
Shares outstanding		378,414,182	45,024,809	4,038,688

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF OPERATIONS
For the Six Month Period Ending March 31, 2013 (Unaudited)

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

INCOME:
Dividends	$66,111,478	$9,372,481	$689,964 *
Interest	127,671	33,672	3,307
Total income	66,239,149	9,406,153	693,271
EXPENSES:
Management fees	24,224,620	5,627,358	302,791
Transfer agent fees	4,100,052	623,760	26,363
Administration and accounting services	1,656,860	288,847	59,977
Printing and postage expense	348,590	53,549	3,180
Custodian fees	171,584	33,164	16,803
Registration fees	89,665	12,795	9,172
Professional fees	24,988	22,316	19,896
Board of Directors fees	24,133	21,740	4,987
Other expenses	99,179	38,757	15,491
Total expenses before reimbursement	30,739,671	6,722,286	458,660
Less expenses reimbursed by adviser	—	—	(54,938)
Net expenses	30,739,671	6,722,286	403,722
NET INVESTMENT INCOME	35,499,478	2,683,867	289,549
NET REALIZED GAIN (LOSS) ON INVESTMENTS:
Securities	33,685,994	29,150,026	828,206
Forward currency contracts	—	—	(397,223)
Foreign currency transactions	—	—	(86,659)
NET REALIZED GAIN ON INVESTMENTS	33,685,994	29,150,026	344,324
NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION) OF INVESTMENTS:
Securities	700,239,660	125,252,967	7,851,434
Forward currency contracts	—	—	3,101,085
Foreign currency transactions	—	—	(3,708)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	700,239,660	125,252,967	10,948,811
NET GAIN ON INVESTMENTS	733,925,654	154,402,993	11,293,135
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$769,425,132	$157,086,860	$11,582,684

*	Net withholding taxes of $77,295.

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending March 31, 2013 (Unaudited) and For the Year Ended September 30, 2012

	FMI		FMI		FMI
	Large Cap		Common Stock		International
	Fund		Fund		Fund
	2013	2012	2013	2012	2013	2012
OPERATIONS:
Net investment income	$35,499,478	$64,095,788	$2,683,867	$4,270,449	$289,549	$401,433
Net realized gain on investments	33,685,994	97,601,348	29,150,026	113,867,695	344,324	1,787,474
Net change in unrealized
appreciation on investments	700,239,660	957,131,983	125,252,967	90,965,301	10,948,811	4,331,720
Net increase in net assets
from operations	769,425,132	1,118,829,119	157,086,860	209,103,445	11,582,684	6,520,627
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from
net investment income	(70,248,746)	(50,344,376)	(3,755,898)	(1,924,012)	(276,470)	(124,040)
Distributions from net realized gains	(76,074,311)	(119,091,898)	(104,459,853)	(85,397,192)	(780,403)	—
Total distributions	(146,323,057)	(169,436,274)	(108,215,751)	(87,321,204)	(1,056,873)	(124,040)
FUND SHARE ACTIVITIES:
Proceeds from shares issued	945,180,942	2,281,908,015	64,925,474	163,903,550	24,017,467	50,654,509
Net asset value of shares issued
in distributions reinvested	134,676,458	150,413,804	105,591,664	85,133,428	1,034,508	123,122
Cost of shares redeemed	(660,261,159)	(1,222,659,690)	(151,168,997)	(198,309,108)	(1,913,602)	(3,372,226)
Net increase in net assets derived
from Fund share activities	419,596,241	1,209,662,129	19,348,141	50,727,870	23,138,373	47,405,405
TOTAL INCREASE	1,042,698,316	2,159,054,974	68,219,250	172,510,111	33,664,184	53,801,992
NET ASSETS AT THE
BEGINNING OF THE PERIOD	6,167,813,363	4,008,758,389	1,118,500,613	945,990,502	67,315,844	13,513,852
NET ASSETS AT THE
END OF THE PERIOD	$7,210,511,679	$6,167,813,363	$1,186,719,863	$1,118,500,613	$100,980,028	$67,315,844
Undistributed net investment income	$13,288,700	$48,037,968	$2,683,867	$3,755,898	$1,349,596	$1,336,517

FUND SHARE TRANSACTIONS:
Shares sold	53,219,914	140,809,873	2,643,578	6,533,630	1,032,193	2,441,371
Shares issued in
distributions reinvested	8,008,684	9,775,503	4,598,940	3,614,947	47,537	6,340
Less shares redeemed	(37,625,681)	(75,867,253)	(6,209,388)	(7,952,752)	(83,814)	(153,047)
Net increase in shares outstanding	23,602,917	74,718,123	1,033,130	2,195,825	995,916	2,294,664

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six Month
	Period Ending		Years Ended September 30,
	March 31, 2013		2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$17.38		$14.31	$14.46	$13.27	$13.65	$16.18
Income from investment operations:
Net investment income	0.10		0.20	0.16	0.17	0.20	0.17
Net realized and unrealized gains (losses) on investments	1.98		3.46	(0.17)	1.19	(0.47)	(2.14)
Total from investment operations	2.08		3.66	(0.01)	1.36	(0.27)	(1.97)
Less distributions:
Distributions from net investment income	(0.20)		(0.17)	(0.14)	(0.17)	(0.11)	(0.13)
Distributions from net realized gains	(0.21)		(0.42)	—	—	—	(0.43)
Total from distributions	(0.41)		(0.59)	(0.14)	(0.17)	(0.11)	(0.56)
Net asset value, end of period	$19.05		$17.38	$14.31	$14.46	$13.27	$13.65
TOTAL RETURN	12.28	%(1)	26.17%	(0.13%)	10.33%	(1.79%)	(12.58%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	7,210,512		6,167,813	4,008,758	3,318,364	2,051,701	1,140,200
Ratio of expenses (after reimbursement) to average net assets (a)	0.95	%(2)	0.96%	0.97%	0.97%	0.97%	1.00%
Ratio of net investment income to average net assets (b)	1.10	%(2)	1.25%	1.03%	1.18%	1.80%	1.13%
Portfolio turnover rate	5%		21%	28%	20%	32%	30%

(1)	Not annualized.
(2)	Annualized.
(a)	Computed after giving effect to adviser’s expense limitation undertaking. If the Fund had paid all of its expenses for the year ended September 30, 2008, the ratio would have been 1.02%.
(b)	If the Fund had paid all of its expenses for the year ended September 30, 2008, the ratio would have been 1.11%.

The accompanying notes to financial statements are an integral part of this statement.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)
	For the Six Month
	Period Ending		Years Ended September 30,
	March 31, 2013		2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$25.43		$22.63	$22.98	$21.07	$21.20	$26.61
Income from investment operations:
Net investment income (loss)	0.06		0.09	0.03	(0.00)*	0.05	0.08
Net realized and unrealized gains (loss) on investments	3.37		4.79	0.44	1.96	0.86	(1.74)
Total from investment operations	3.43		4.88	0.47	1.96	0.91	(1.66)
Less distributions:
Distributions from net investment income	(0.09)		(0.04)	—	(0.04)	(0.06)	(0.08)
Distributions from net realized gains	(2.41)		(2.04)	(0.82)	(0.01)	(0.98)	(3.67)
Total from distributions	(2.50)		(2.08)	(0.82)	(0.05)	(1.04)	(3.75)
Net asset value, end of period	$26.36		$25.43	$22.63	$22.98	$21.07	$21.20
TOTAL RETURN	14.91	%(1)	22.38%	2.03%	9.30%	6.04%	(7.00%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	1,186,720		1,118,501	945,991	925,630	872,557	411,797
Ratio of expenses to average net assets	1.19	%(2)	1.20%	1.21%	1.24%	1.26%	1.22%
Ratio of net investment income (loss) to average net assets	0.48	%(2)	0.38%	0.13%	(0.01%)	0.32%	0.35%
Portfolio turnover rate	10%		43%	26%	30%	35%	40%

*	Amount is less than $0.005.
(1)	Not annualized.
(2)	Annualized.

The accompanying notes to financial statements are an integral part of this statement.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

	(Unaudited)			For the Period from
	For the Six Month		For the	December 31,
	Period Ending		Year Ended	2010* to
	March 31,		September 30,	September 30,
	2013		2012	2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.12		$18.06	$20.00
Income from investment operations:
Net investment income	0.08		0.22	0.16
Net realized and unrealized gains (loss) on investments	3.12		4.00	(2.10)
Total from investment operations	3.20		4.22	(1.94)
Less distributions:
Distributions from net investment income	(0.08)		(0.16)	—
Distributions from net realized gains	(0.24)		—	—
Total from distributions	(0.32)		(0.16)	—
Net asset value, end of period	$25.00		$22.12	$18.06
TOTAL RETURN	14.72	%(1)	23.52%	(9.70	%)(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	100,980		67,316	13,514
Ratio of expenses (after reimbursement) to average net assets (a)	1.00	%(2)	1.00%	1.00	%(2)
Ratio of net investment income to average net assets (b)	0.72	%(2)	1.07%	1.05	%(2)
Portfolio turnover rate	6%		20%	12%

*	Commencement of Operations.
(1)	Not annualized.
(2)	Annualized.
(a)
Computed after giving effect to adviser’s expense limitation undertaking. If the Fund had paid all of its expenses for the six month period ending March 31, 2013, for the year ended September 30, 2012 and for the period from December 31, 2010* to September 30, 2011, the ratios would have been 1.14%(2), 1.45% and 2.91%(2), respectively.

(b)
If the Fund had paid all of its expenses for the six month period ending March 31, 2013, for the year ended September 30, 2012 and for the period December 31, 2010* to September 30, 2011, the ratios would have been 0.58%(2), 0.62% and (0.86%)(2), respectively.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds
NOTES TO FINANCIAL STATEMENTS
March 31, 2013 (Unaudited)

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, Inc. and the FMI International Fund (collectively the “Funds” or the “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”) and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). Both Funds are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended. The Company was incorporated under the laws of Maryland on September 5, 1996 and the Large Cap Fund commenced operations on December 31, 2001 and the International Fund on December 31, 2010. The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares. The FMI Common Stock Fund, Inc. (the “Common Stock Fund”), is registered as a diversified open-end management investment company under the Act. The Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981 and is currently closed to new investors. The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks. The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks. The investment objective of the International Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities that are traded over-the-counter are valued at the latest bid price. For the International Fund only, securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market, but which were not traded on the valuation date, are valued at the most recent ask price. Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price. For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board of Directors. The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. For the International Fund only, for securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund. As of March 31, 2013, there were no securities that were internally fair valued. Variable rate demand notes are recorded at par value which approximates market value. Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value. For financial reporting purposes, investment transactions are recorded on the trade date.

The Funds apply the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models. These models may use pricing curves based on market inputs including current exchange rates or indices. These curves are combined with volatility factors to value the overall positions. The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2013 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

The following table summarizes the Funds’ investments as of March 31, 2013, based on the inputs used to value them:

	Large Cap Fund	Common Stock Fund	International Fund	International Fund
	Investments	Investments	Investments	Other Financial
Valuation Inputs	in Securities	in Securities	in Securities	Instruments*
Level 1 — Common Stocks	$6,732,369,584	$1,042,931,147	$26,437,409	$—
Level 2 — Common Stocks	—	—	60,544,293	—
Short-Term U.S. Treasury Securities	399,992,645	124,997,161	9,999,962	—
Short-Term Commercial Paper	35,500,000	21,700,000	1,800,000	—
Forward Currency Contracts	—	—	—	1,759,372
Total Level 2	435,492,645	146,697,161	72,344,255	1,759,372
Level 3 —	—	—	—	—
Total	$7,167,862,229	$1,189,628,308	$98,781,664	$1,759,372

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

It is the Funds’ policy to recognize transfers between levels at the end of the quarterly reporting period. There were no transfers between levels during the period ending March 31, 2013.

See the Schedules of Investments for investments detailed by industry classifications.

In December 2011, the FASB issued an Accounting Standards Update No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Funds may have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. There were on average seven forward currency contracts outstanding during the period September 30, 2012 to March 31, 2013.

The fair value of the forward currency contracts as of March 31, 2013 is included in the following locations on the International Fund’s statement of assets and liabilities:

		Fair Value of		Fair Value of
		Asset Forward		Liability Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Receivable for	$1,762,650	Payable for	$3,278
contracts	forward currency		forward currency
	contracts		contracts

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2013 (Unaudited)

(1)	Summary of Significant Accounting Policies — (Continued)

Realized and unrealized gains and losses on forward currency contracts entered into during the six month period ending March 31, 2013 by the International Fund are recorded in the following locations on the statement of operations:

		Realized		Unrealized
	Location	(Loss)	Location	Gain
Forward currency	Net realized loss on forward	$(397,223)	Net change in unrealized	$3,101,085
contracts	currency contracts		appreciation on forward
currency contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the International Fund’s statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(f)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
The Large Cap Fund may own certain securities that are restricted. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”). A restricted security cannot be resold to the general public without prior registration under the 1933 Act or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. The Fund did not hold any restricted securities as of March 31, 2013.

(h)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.” The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund and International Fund and Federal and the state of Wisconsin for the Common Stock Fund, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of March 31, 2013, open Federal tax years include the tax years ended September 30, 2009 through 2012 for the Large Cap Fund and the Common Stock Fund and tax years ended September 30, 2011 through  2012 only for the International Fund. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts. During the fiscal year ended September 30, 2012, the reclassifications were as follows:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain/(Loss)	Paid In Capital
Large Cap Fund	$—	$—	$—
Common Stock Fund	$—	$(2)	$2
International Fund	$1,003,076	$(1,003,076)	$—

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Large Cap Fund and International Fund will each pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets of such Fund and the Common Stock Fund will pay a monthly management fee at the annual rate of 1% of the daily net assets of such Fund. The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer. For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective management agreements, FMI will reimburse the Large Cap Fund for expenses over 1.20% of the daily net assets of such Fund, 1.30% for the Common Stock Fund and 1.75% for the International Fund. In addition to the reimbursement required under each management agreement, FMI will voluntarily reimburse the Large Cap Fund and the International Fund for expenses over 1.00% of such Fund’s daily net assets. For the six month period ending March 31, 2013 there were no contractual or voluntary reimbursements required for the Large Cap Fund or the Common Stock Fund. For the International Fund, all such reimbursements amounted to $54,938 for the six month period ending March 31, 2013.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2013 (Unaudited)

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties — (Continued)

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act. Each Plan provides that such Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year. Amounts payable under each Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the six month period ending March 31, 2013, no such expenses were incurred by either Fund.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

At March 31, 2013, three financial intermediaries are the record owners of approximately 7%, 7% and 6% of the Large Cap Fund’s shares and one financial intermediary is the record owner of approximately 7% of the Common Stock Fund’s shares.  At March 31, 2013, one of the International Fund’s Directors owned directly and indirectly approximately 12% of such Fund’s shares.

(3)	Credit Agreements —

U.S. Bank, N.A. has made available to the Large Cap Fund, the Common Stock Fund and the International Fund a $400,000,000, $50,000,000 and $2,000,000 credit facility, respectively, pursuant to separate Credit Agreements (“Agreements”) effective July 14, 2008 for the Large Cap Fund and the Common Stock Fund and June 10, 2011 for the International Fund for the purposes of having cash available to satisfy redemption requests. Principal and interest of such loans under the Agreements are due not more than 20 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed. Advances will be collateralized by securities owned by such Fund. During the six month period ending March 31, 2013, none of the Funds borrowed against their Agreement. The Credit Agreements are renewable annually on June 5.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.

(5)	Investment Transactions —

For the six month period ending March 31, 2013, purchases and proceeds of sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$615,176,340	$105,457,066	$24,137,356
Sales	306,050,050	239,871,012	4,333,947

(6)	Income Tax Information —

The following information for the Funds is presented on an income tax basis as of September 30, 2012:

		Gross	Gross	Net Unrealized	Distributable	Distributable
	Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
	Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
Large Cap Fund	$5,223,400,333	$1,048,377,429	$(115,125,765)	$933,251,664	$77,303,261	$42,392,949
Common Stock Fund	954,488,262	199,668,985	(37,468,764)	162,200,221	16,078,819	92,136,703
International Fund	64,339,367	5,099,710	(899,493)	4,200,217	561,198	269,002

The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Capital losses incurred in taxable years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Post-enactment losses must be utilized prior to pre-enactment losses. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The RIC Act now allows RICs to elect to “push” to the first day of the next taxable year all or part of any late year ordinary

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
March 31, 2013 (Unaudited)

(6)	Income Tax Information — (Continued)

loss, which is defined as the sum of the specified post-October losses and other post-December ordinary losses, over the specified post- October gains and other post-December ordinary gains. This reduces the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The tax components of dividends paid during the years ended September 30, 2012 and 2011, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations and tax basis post-October losses as of September 30, 2012, which are not recognized for tax purposes until the first day of the following fiscal year are:

	September 30, 2012				September 30, 2011
	Ordinary	Long-Term			Ordinary	Long-Term
	Income	Capital Gains	Capital Loss	Post-October	Income	Capital Gains
	Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
Large Cap Fund	$52,548,400	$116,887,874	$—	$—	$31,698,426	$—
Common Stock Fund	12,922,882	74,398,322	—	—	22,444,545	10,955,926
International Fund	124,040	—	—	—	—	—

For corporate shareholders of the Large Cap Fund, Common Stock Fund and International Fund, the percentage of dividend income distributed for the year ended September 30, 2012 which is designated as qualifying for the dividends received deduction is 94.5%, 99.3% and 0%, respectively (unaudited). The International Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries. For the year ended September 30, 2012, the foreign source income was $853,106 (unaudited) and the foreign tax expense was $50,130 (unaudited). The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates.

For all shareholders of the Large Cap Fund, Common Stock Fund and International Fund, the percentage of dividend income distributed for the year ended September 30, 2012 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100%, 99.3% and 100%, respectively (unaudited).

(7)	Subsequent Event —

Effective June 30, 2013, the Large Cap Fund will be closed to new investors, whether owning shares of record or through a processing intermediary, except as indicated in the supplement to the Prospectus dated April 15, 2013.

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request Statements of Additional Information. They will be mailed to you free of charge. The Statements of Additional Information are also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FMI Funds
COST DISCUSSION

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 through March 31, 2013.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

Actual Beginning Account Value 10/01/12	$1,000.00	$1,000.00	$1,000.00

Actual Ending Account Value 3/31/13	$1,122.80	$1,149.10	$1,147.20

Actual Expenses Paid During Period* 10/01/12-3/31/13	$5.03	$6.38	$5.35

Hypothetical Beginning Account Value 10/01/12	$1,000.00	$1,000.00	$1,000.00

Hypothetical Ending Account Value 3/31/13	$1,020.19	$1,019.00	$1,019.95

Hypothetical Expenses Paid During Period* 10/01/12-3/31/13	$4.78	$5.99	$5.04

Annualized Expense Ratio*	0.95%	1.19%	1.00%

*
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period between October 1, 2012 and March 31, 2013).

FMI Funds
ADVISORY AGREEMENTS

On December 21, 2012, the Boards of Directors of FMI Common Stock Fund, Inc. and FMI Funds, Inc. (the “Directors”) approved the continuation of the investment advisory agreements for the FMI Common Stock Fund, the FMI Large Cap Fund and the FMI International Fund (collectively the “Funds”, or the, “Fund”) with Fiduciary Management, Inc. (“FMI”). Prior to approving the continuation of the investment advisory agreements, the Directors considered:

•the nature, extent and quality of the services provided by FMI

•the investment performance of each of the Funds

•the cost of the services to be provided and profits to be realized by FMI from its relationship with the Funds

•the extent to which economies of scale would be realized as each Fund grew and whether fee levels reflect any economies of scale

•the expense ratios of each of the Funds

•the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars

In considering the nature, extent and quality of the services provided by FMI, the Directors reviewed a report describing the portfolio management, shareholder communication and servicing, prospective shareholder assistance and regulatory compliance services provided by FMI to the Funds.  The Directors concluded that FMI was providing essential services to the Funds.  In particular, the Directors concluded that FMI was preparing reports to shareholders in addition to those required by law, and was providing services to the Funds that were in addition to the services investment advisers typically provided to non-mutual fund clients.

The Directors compared the performance of each of the Funds to benchmark indices over various periods of time and concluded that the performance of each Fund warranted the continuation of the agreements.

In concluding that the advisory fees payable by each Fund were reasonable, the Directors reviewed a report that concluded that FMI was reimbursing the International Fund to maintain an expense ratio of 1.00% and that the profits FMI realized with respect to the Common Stock Fund and Large Cap Fund expressed as a percentage of pre-tax revenues were generally comparable to that of publicly traded investment advisers.  The Directors also reviewed reports comparing each Fund’s expense ratio and advisory fees paid by each Fund to those of other comparable mutual funds and concluded that the advisory fee paid by each Fund and each Fund’s expense ratio were within the range of comparable mutual funds.  The Directors noted that the investment advisory fee for each of the Funds was not adjusted if the Funds grew, but did not consider that factor to be significant because of the other factors considered.

Finally, the Directors reviewed reports discussing the manner in which portfolio transactions for the Funds were conducted, including the use of soft dollars.  Based on these reports, the Directors concluded that the research obtained by FMI was beneficial to each of the Funds and that FMI was executing the Funds’ portfolio transactions in a manner designed to obtain best execution for each of the Funds.

DISCLOSURE INFORMATION

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus.

Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

As of the Funds’ Prospectuses dated January 31, 2013, the FMI Large Cap Fund, FMI Common Stock Fund and FMI International Fund’s annual operating expense ratios are 0.96%, 1.20% and 1.00%, respectively. FMI International Fund’s (“FMIJX”) annual operating expense ratio is 1.45%, less an expense reimbursement of 0.45% for a net operating expense ratio of 1.00%. Fiduciary Management, Inc. (“FMI”) has

FMI Funds
DISCLOSURE INFORMATION (Continued)

contractually agreed to waive its advisory fee to the extent necessary to ensure that net expenses of the FMIJX do not exceed 1.75% of the average daily net assets.  In addition to the reimbursement required under the FMIJX investment advisory agreement, FMI will reimburse FMIJX for expenses in excess of 1.00% of the daily net assets.  FMI will not terminate this reimbursement prior to January 31, 2014.

For more information about the FMI Funds, call 1-800-811-5311 for a free Prospectus or Summary Prospectus.  Please read these Prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  These Prospectuses contain this and more information about the FMI Funds.  Please read the Prospectuses or Summary Prospectuses carefully before investing.

Please note the FMI Common Stock Fund, Inc. is currently closed to new investors.

Securities named in the Letters to Shareholders, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

Risks associated with investing in the Funds are as follows:

FMI Large Cap Fund: Stock Market Risk, Medium and Large Capitalization Companies Risks, Non-Diversification Risk, Value Investing Risk and Foreign Securities Risk.

FMI Common Stock Fund: Stock Market Risk, Medium and Small Capitalization Companies Risks, Value Investing Risk and Foreign Securities Risk.

FMI International Fund: Stock Market Risk, Non-Diversification Risk, Value Investing Risk, Foreign Securities Risk, Geographic Concentration Risk, Currency Hedging Risk and Large Capitalization Companies Risk.

For details regarding these risks, please refer to the Funds’ Prospectuses or Summary Prospectuses dated January 31, 2013.

The TOPIX, also known as the Tokyo Stock Price Index, is a capitalization weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. The index is supplemented by the sub-indices of the 33 industry sectors. The index calculation excludes temporary issues and preferred stocks, and has a base value of 100 as of January 4, 1968.

The FTSE 100 Index is a capitalization-weighted index of the 100 most highly capitalized companies traded on the London Stock Exchange. The equities use an investibility weighting in the index calculation. The index was developed with a base level of 1000 as of January 3, 1984.  The index is maintained by the FTSE Group, a subsidiary of the London Stock Exchange Group.

Reference definitions found at Investopedia.com

P/E ratio (forward 4 quarters) – Price to Earnings ratio (forward 4 quarters) is a measure of the price-to-earnings ratio (P/E) using forecasted earnings for the P/E calculation. While the earnings used are just an estimate and are not as reliable as current earnings data, there is still a benefit in estimated P/E analysis. The forecasted earnings used in the formula can either be for the next 12 months or for the next full-year fiscal period.

EBIT – Earnings Before Interest & Tax – An indicator of a company’s profitability, calculated as revenue minus expenses, excluding tax and interest.

EV/EBITDA – Enterprise Value to Earnings Before Interest Taxes Depreciation and Amortization is a measure of the value of a stock that compares a company’s enterprise value (market cap plus debt, minority interest and preferred shares, minus total cash and cash equivalents) to its earnings before interest taxes depreciation and amortization. EV/EBITDA is one of several fundamental indicators that investors use to determine whether a stock is priced well. The EV/EBITDA multiple is also often used to determine a company’s valuation in the case of a potential acquisition.

EV/Sales – Enterprise-Value-To-Sales – A valuation measure that compares the enterprise value of a company to the company’s sales. EV/Sales gives investors an idea of how much it costs to buy the company’s sales.

ROIC – Return On Invested Capital – A calculation used to assess a company’s efficiency at allocating the capital under its control to profitable investments. The return on invested capital measure gives a sense of how well a company is using its money to generate returns.

OEM – Original Equipment Manufacturer

Distributed by Rafferty Capital Markets, LLC

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund

100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	GORDON H. GUNNLAUGSSON
ROBERT C. ARZBAECHER	TED D. KELLNER
JOHN S. BRANDSER*	RICHARD E. LANE**
PATRICK J. ENGLISH	PAUL S. SHAIN

*	Common Stock Fund only
**	Large Cap Fund and International Fund only

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
DISTRIBUTOR
RAFFERTY CAPITAL	LEGAL COUNSEL
MARKETS, LLC	FOLEY & LARDNER LLP

FMI Funds

1-800-811-5311

www.fmifunds.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

 Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

 Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of April 22, 2013, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Not applicable.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI Funds, Inc.
Registrant

By /s/ Ted D. Kellner
    Ted D. Kellner, Principal Executive Officer

Date   4/26/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI Funds, Inc.
Registrant

By /s/ Ted D. Kellner
    Ted D. Kellner, Principal Financial Officer

Date   4/26/13